CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [*], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL. Exhibit 10.9 AMENDED AND RESTATED VALUE-ADDED RESELLER AGREEMENT This Amended and Restated Value-Added Reseller Agreement (“Agreement”) is made effective as of September 2, 2010 (the “Effective Date”) by and between salesforce.com, inc., a Delaware corporation having its principal place of business at The Landmark @ One Market, Suite 300, San Francisco, California 94105 ( “SFDC”) and Veeva, Inc. (formerly known as Verticals on Demand), a Delaware corporation having its principal place of business at 4637 Chabot Drive, Pleasanton, California 94588 (“Reseller”) amends and restates in its entirety that certain Value- Added Reseller Agreement dated September 20, 2007 by and between Reseller and SFDC, as previously amended by Amendment 1 to Value-Added Reseller Agreement dated May 23, 2008, Amendment 2 to Value-Added Reseller Agreement dated April 17, 2009 and Amendment 3 to Value-Added Reseller Agreement dated November 3, 2009 (the “Prior Agreement”). Background A. Reseller offers a version of its software application currently known as VBioPharma which addresses the Target Market and is designed to be accessed and used in combination with one or more OEM Services (such application, including all new versions, enhancements, extensions and successors thereof, is the “Reseller Application”); and B. SFDC and Reseller (collectively the “Parties” and each a “Party”) wish to enter into an arrangement that will allow Reseller to market, demonstrate, sell and support the Reseller Application combined with one or more OEM Services, as specifically described in Exhibit A (collectively, the “Combined Solution”) to Reseller Customers, in accordance with the terms and conditions of this Agreement. C. Reseller will focus its selling activities hereunder on Sales Automation in the Pharma/Biotech Segment. D. The Parties wish to enable Reseller as a “Premier” or “Preferred” ISV partner for the Target Market as set forth below. E. This Amended and Restated Value-Added Reseller Agreement is for the purpose of providing for the sale of subscriptions to OEM Services to Reseller limited to the specific Reseller Application for inclusion into the Combined Solution. Any other subscriptions, or other use or sale of the OEM Services, require separate subscriptions only available directly from SFDC. Agreement NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is acknowledged by each of the Parties, the Parties hereby agree as follows: 1. Reseller Relationship 1.1 Resale Rights. SFDC hereby grants to Reseller a nonexclusive, nontransferable (except as set forth in Section 16.10), non-sublicenseable (except to Affiliates of Reseller) right to market, demonstrate, resell and support OEM Services in connection with the Reseller Application and as part of the Combined Solution, subject to all of the terms and conditions of this Agreement, including the following:

2 1.1.1 Reseller may resell only OEM Services and only as part of the Combined Solution. Reseller may not resell the SFDC Service and may not resell any OEM Service(s) independent of the Combined Solution. Reseller shall not provide any Customer with a product quotation listing any SFDC service or product as a line item separate from the Combined Solution. 1.1.2 The Reseller Application will provide substantial functionality that is not available through the OEM Services alone. 1.1.3 There are no upfront participation fees payable by the Reseller. 1.2 Internal Use. SFDC will grant to Reseller, at no charge, a reasonably sufficient amount of OEM Services subscriptions to use during the Term for development, testing and support purposes only and not for production use. Reseller agrees to share with SFDC on an ongoing basis reasonable feedback regarding the OEM Services. Other than as provided in this section, no internal use subscription is granted to Reseller under this Agreement. 1.3 Service Orders for Reseller Customers. 1.3.1 Delivery of Initial Service Orders. Subject to paragraph 1.3.6, for each Reseller Customer that orders the Combined Solution from the Reseller, Reseller will deliver to SFDC an order (each a “Service Order”) in one of the forms set forth in Exhibit A (or in another format provided by SFDC) reflecting the Reseller’s order for the OEM Services from SFDC associated with the Combined Solution. Each Service Order will be accompanied by a copy of the Reseller Customer’s order for the Combined Solution (provided that Reseller may redact information from such order, including the identity of the applicable Customer and pricing information). Reseller shall ensure each Customer’s acceptance of subscription terms substantially similar in substance to, and not materially less protective of SFDC than, the terms outlined in Exhibit C (such similar terms being referred to as “Minimum Subscription Terms”). Reseller will deliver Service Orders and accompanying documentation to SFDC by email or other means as agreed to by the Parties. 1.3.2 SFDC Acceptance of Initial Service Orders. Each Service Order shall be delivered by Reseller to SFDC, and SFDC shall accept all Service Orders in the Target Market which are not contrary to the terms of this Agreement and which SFDC, in good faith, does not have reasonable cause to reject. SFDC will deliver to Reseller a notice of SFDC’s acceptance of each Service Order, or of SFDC’s provisioning of the OEM Services ordered in the Service Order (the “Service Order Notice”) within one business day after Reseller’s delivery of the Service Order to SFDC. If SFDC fails to deliver a Service Order Notice to Reseller within three business days after Reseller’s delivery of the Service Order to SFDC, the Service Order will be deemed to be rejected by SFDC. For each Service Order rejected hereunder (including Service Orders which are deemed rejected under the preceding sentence): (a) Reseller may request an explanation of such rejection from SFDC; and (b) SFDC shall respond to each such request within 24 hours by either (1) accepting such Service Order, or (2) setting forth in writing why such Service Order is contrary to the terms of this Agreement or why SFDC has otherwise rejected such Service Order in good faith. Service Order Notices will be delivered by email or other means as agreed to by the Parties. To the extent that SFDC rejects a Service Order (other than cases in which the Service Order is incomplete, inaccurate, or contrary to the terms of this Agreement) Reseller shall be relieved of its obligation to fulfill the Billing Commitment described in Section 1.5.1 to the extent of the value of such rejected Service Order. 1.3.3 Service Order Renewals. All Service Orders shall automatically renew for successive [*] unless terminated by Reseller by providing written notice of Service Order termination or User subscription reduction. Such termination or reduction notice must be delivered in writing to the other party [*] prior to such automatic renewal of the applicable Service Order.

3 1.3.4 No Cancellation. Subject to paragraphs 1.3.3 and 1.11, Service Orders are non-cancelable after acceptance by SFDC and the number of User subscriptions specified in an accepted Service Order cannot be decreased prior to the end of the term of the Service Order, regardless of any termination, nonpayment, nonuse or other conduct or inaction on the part of the corresponding Reseller Customer. 1.3.5 Subscription Terms. Subject to the following sentence, the minimum term for each Service Order and renewal thereof shall be [*] and the maximum term for each Service Order and renewal thereof shall be [*]. Add-on Service Orders for a particular Reseller Customer during the term of a pre-existing Service Order must be [*]. 1.3.6 Trial Accounts. Service Orders are not required for Trial Accounts. 1.3.7 Reseller Subscriptions for SFDC Customers. For greater certainty, Service Orders are not required for Reseller to grant access to the Reseller Application to existing SFDC Customers having existing subscriptions with SFDC for OEM Services. 1.3.8 Subscription Transfers. SFDC will accommodate requests from Reseller to transfer OEM Services subscriptions to separate Orgs operated by the same Customer, provided that: (i) the request is submitted in the portal and utilizes a Service Order at least thirty (30) days in advance of the requested transfer date, and (ii) the transfer occurs on the same day of the month on which the Service Order commenced. 1.3.9 Prior Service Orders. Service Orders (as defined in the Prior Agreement) in effect prior to the Effective Date of this Agreement shall be considered Service Orders hereunder, provided that the pricing and quantity terms of such prior Service Orders shall remain in effect for the current term of such Service Orders and any renewals thereof. 1.4 Subscription fees and Payment Terms. Subscription fees to be paid by Reseller to SFDC for the OEM Services resold by Reseller to Reseller Customers, and related payment and provisioning terms, are set forth in Exhibit B. Unless the Parties expressly agree in writing otherwise, and except for the payment of Subscription fees and other amounts expressly set forth in this Agreement, no remuneration, Subscription or other fees, or other compensation whatsoever will be paid by either Party to the other Party or any other person in connection with this Agreement, and the Parties are each solely responsible and liable for all costs and expenses they incur in performing their obligations under this Agreement. Reseller’s obligation and commitment to pay SFDC arises upon SFDC’s provisioning of the applicable OEM Services set forth in an accepted Service Order submitted by Reseller to SFDC; invoicing and payment procedures are set forth in Exhibit B attached hereto. 1.5 Billing Commitment and Interim Billing Targets. 1.5.1 Billing Commitment. During the Initial Term, Reseller must meet the following Billing Commitment to SFDC (“Billing Commitment”): [*] In order to determine whether the Billing Commitment has been met, the parties will calculate the aggregate amounts owed SFDC for (i) [*] (“Actual Billing Amount”). If, at the end of the Initial Term, Reseller has failed to meet the Billing Commitment, [*], Reseller shall pay to SFDC an amount equal to the difference between the Billing Commitment and the Actual Billing Amount (the “Shortfall Payment”); provided, however, that if the Parties are in a dispute referred to in Section 5.1, 5.2, or 5.3 hereof that affects the amount of such Shortfall Payment, any portion of such Shortfall Payment affected by such dispute (and only such affected portion) shall not be due until such dispute is resolved, and then only as provided in the applicable Section. 1.5.2 Interim Billing Targets. Reseller shall use commercially reasonable efforts to ensure that it meets the following Interim Billing Targets during each year of the Initial Term: a. [*] b. [*] c. [*]

4 d. [*] e. [*] “Interim Billing Target” means the aggregate amounts billed by SFDC and allocable to the applicable year of the Initial Term. If the Interim Billing Target set forth in this section is not met for any year of the Initial Term, the Escalation Plan will be implemented. 1.6 Provisioning of OEM Services. SFDC will use commercially reasonable efforts to make the OEM Services available 24 hours a day, 7 days a week, except for: (a) planned downtime affecting SFDC customers generally ([*]), or (b) any unavailability caused by circumstances beyond SFDC’s reasonable control, including without limitation, acts of God, acts of government, flood, fire, earthquakes, civil unrest, acts of terror, strikes or other labor problems (other than those involving SFDC employees), or Internet service provider failures or delays. In addition, SFDC will (a) provide the OEM Services only in accordance with applicable laws and government regulations and (b) maintain appropriate administrative, physical, and technical safeguards for protection of the security, confidentiality and integrity of Customer Data resident on the SFDC systems. SFDC shall not (a) modify Customer Data, (b) disclose Customer Data except as compelled by law or as expressly permitted in writing by Customer, or (c) access Customer Data except to provide the OEM Services and prevent or address service or technical problems, or at Customer’s request in connection with customer support matters. 1.7 Shared Orgs. As of the Effective Date, Reseller does not anticipate using Shared Orgs (as defined below). If a Customer desires for the Combined Solution to be provisioned for use in combination with an existing SFDC Service Org (such combined Org, a “Shared Org”), and if Reseller provisions the Reseller Application into a Shared Org, Reseller shall be solely responsible for provisioning the Reseller Application to such Org. With respect to any Shared org, Reseller acknowledges and understands that (i) Customer’s access to the Org, including the Combined Solution, may be suspended due to non-payment by the Customer to SFDC or breach of the Customer’s agreement with SFDC, and (ii) in the event such Customer’s relationship with SFDC is terminated as a result of non-payment or other material breach of such Customer’s agreement with SFDC, such Customer’s subscriptions to the OEM Services used in connection with the Combined Solution would also be terminated and Reseller would remain liable to SFDC for the fees for the applicable OEM Services until the Service Order end date. In no case will any such termination or suspension give rise to any liability of SFDC to Reseller or to the Customer for a refund or damages. 1.8 Customer Billing and Collection. 1.8.1 For Combined Solution to Reseller Customers. Reseller will be solely responsible for billing and collecting fees for the Combined Solution, including OEM Services, from all Reseller Customers. Payments due to SFDC for the OEM Services provisioned to Reseller Customers under this Agreement will not depend on Reseller’s receipt of payments from Reseller Customers. 1.8.2 For SFDC Service to SFDC Customers. SFDC will be solely responsible for billing and collecting fees for the SFDC Service from SFDC Customers or for the OEM Services sold by SFDC to SFDC Customers. 1.9 Relationship Managers and Escalation. Each Party will designate a representative (each a “Relationship Manager”) who will oversee that Party’s activities under this Agreement. Each Party’s Relationship Manager will serve as its principal point of contact for the other Party for the resolution of any issues that may arise under this Agreement. Each Party may change its Relationship Manager by notifying the other Party. In the event of an issue under this Agreement, each Party’s Relationship Manager shall document and attempt to resolve such issue. If the Relationship Managers are unable to resolve the issue, the Parties shall escalate the issue to [*] and will use good faith efforts to resolve any escalated issues within [*] (the “Escalation Plan”). 1.10 Other Services. Reseller and Reseller Customers may contract directly with SFDC for SFDC professional services, which are not part of the arrangement contemplated under this Agreement. Customers may contract directly with Reseller for additional software and services not provided by SFDC, which are not part of the arrangement contemplated under this Agreement.

5 1.11 Suspension of OEM Services. Service Orders are noncancellable by Reseller. SFDC reserves the right to suspend access to the OEM Services and/or terminate the applicable Service Order for any Customer who is in material breach of the Minimum Subscription Terms and does not materially cure such breach within a reasonable time after written notice, and to suspend service if Reseller is more than [*] past due in payment of fees hereunder (excluding fees under good faith and reasonable dispute). SFDC will notify Reseller prior to suspending any particular Customer’s access to the OEM Services under this section. In no case will any such termination give rise to any liability of SFDC to Reseller or to the Customer for a refund or damages. 1.12 Reseller Subscription. Subject to the terms and conditions of this Agreement, Reseller hereby grants to SFDC a limited, nonexclusive, nontransferable, nonsublicenseable (except to Affiliates) license during the Term to access and/or use the Reseller Application through its standard web interface solely for the purposes of (i) troubleshooting, testing and debugging in connection with fulfilling any obligations or asserting any rights under this Agreement, (ii), executing those portions of the Reseller Application that reside on SFDC’s servers at Reseller’s direction, (iii) providing support to Reseller Customers as requested by Reseller, and (iv) defending a legal claim brought against it by a third party related to the Combined Solution, to the extent SFDC is required to do so. Except as expressly set forth in this Section 1.12, SFDC shall not (i) modify, copy or create derivative works based on the Reseller Application; or (ii) reverse engineer the Reseller Application. 1.13 Reseller Obligation to Customer. In the event that Reseller ceases business and/or provision of the Combined Solution, SFDC is under no obligation to provide the Combined Solution, to refund to Reseller Customer any fees paid by Reseller Customer to Reseller, or to assume the relationship with Reseller Customer. 2. Customers. 2.1 Customer Agreements. 2.1.1 Reseller Application. Reseller Customers will contract directly with Reseller for use of the Reseller Application. Pricing and all other terms and conditions relating to Customers’ use of the Reseller Application will be solely between Reseller Customers and Reseller. Reseller shall notify SFDC promptly of any unauthorized use of the OEM Services by Reseller Customers of which it becomes aware. 2.1.2 SFDC Service for SFDC Customers. SFDC Customers will contract directly with SFDC for use of the SFDC Service. Pricing and all other terms and conditions relating to SFDC Customers’ use of the SFDC Service will be solely between SFDC Customers and SFDC. 2.1.3 OEM Services for Reseller Customers. Reseller Customers will contract directly with Reseller for use of the OEM Services as part of the Combined Solution, provided that Reseller will require that each Reseller Customer agree, either by way of an online click-through process or as a signed, paper agreement, to the Minimum Subscription Terms in accordance with Section 1.3.1. Except for reasonable review by SFDC of those terms in Reseller Customer agreements as necessary to verify compliance with the Minimum Subscription Terms, pricing and all other terms and conditions relating to Reseller Customers’ use of the OEM Services will be solely between Reseller Customers and Reseller. 2.2 Customer Support. 2.2.1 For the Reseller Application. Reseller will itself provide all technical support for the Reseller Application to all Customers. Reseller will clearly and conspicuously within the online help information for the Reseller Application direct Users to contact only Reseller for technical support for the Reseller Application and will update the support documents for such support link. SFDC will not provide any technical support for the Reseller Application to any Customers.

6 2.2.2 For OEM Services to Reseller Customers. Reseller will itself provide first-line technical support for the OEM Services to all Reseller Customers as set forth in Exhibit D. At Reseller’s request, SFDC will provide technical support regarding the OEM Services for Reseller Customers that Reseller cannot itself resolve. Reseller will, clearly and conspicuously within the online help information for the Reseller Application (or via the creation of a separate support link or tab), direct Reseller Customers’ Users to contact only Reseller for support for the Combined Solution. 2.2.3 For the SFDC Service to SFDC Customers. SFDC will provide all technical support for the SFDC Service to all SFDC Customers. Reseller shall not provide any technical support for the SFDC Service to any SFDC Customers but rather, shall promptly direct any SFDC Customers seeking support for the SFDC Service to SFDC’s helpline at 1-800-NO-SOFTWARE. 2.3 Customer Data. 2.3.1 Reseller Restrictions and Privacy Obligations. Reseller will maintain appropriate administrative, physical, and technical safeguards for protection of the security, confidentiality and integrity of Customer Data as processed by the Reseller Application. To the extent the Reseller Application transmits Customer Data outside SFDC’s system, Reseller will notify all Reseller Customers who have access to Customer Data through the Reseller Application prior to their use of the Reseller Application, that their Customer Data will be transmitted outside SFDC’s system and to that extent SFDC is not responsible for the privacy, security or integrity of that Customer Data. Reseller further represents and warrants that to the extent the Reseller Application stores, processes or transmits Customer Data, neither Reseller nor the Reseller Application will, without appropriate prior Customer consent or except to the extent required by applicable law, (1) modify the content of Customer Data in a manner that adversely affects the integrity of that Customer Data, (2) disclose Customer Data to any third party, or (3) use Customer Data for any purpose other than providing application functionality to users of the Reseller Application. Reseller shall also maintain and handle all Customer Data in accordance with privacy and security measures reasonably adequate to preserve its confidentiality and security and all applicable privacy laws and regulations. 2.3.2 SFDC Restrictions and Privacy Obligations. SFDC will maintain appropriate administrative, physical, and technical safeguards for protection of the security, confidentiality and integrity of Customer Data as processed by the OEM Services. SFDC shall not (a) modify Customer Data, (b) disclose Customer Data except as compelled by law in accordance with the “Compelled Disclosure” section below or as expressly permitted in writing by Customer, or (c) access Customer Data except as necessary to provide the functionality of the OEM Services to Customer and prevent or address service or technical problems, or at Customer’s request in connection with customer support matters. SFDC shall also maintain and handle all Customer Data in accordance with privacy and security measures reasonably adequate to preserve its confidentiality and security and all applicable privacy laws and regulations. 2.3.3 Retention of Customer Data. SFDC has no obligation to retain Customer Data following [*] after termination of a Reseller Customer’s final Service Order with Reseller. Reseller shall advise Reseller Customers that such customers have [*] from the date of termination of their final Service Order subscription term in which to request a copy of their Customer Data, which will be made available by SFDC to such Customer in a .csv format. Any modifications to such Customer Data made by the Reseller Application outside of the SFDC Service (if any) will not be captured in such Customer Data and the return of any such modified data shall be the responsibility of Reseller. 3. Marketing and Publicity 3.1 SFDC Marketing and Promotion Obligations. During the Term, but excluding the Wind-Down Period, SFDC shall (i) publicly position Reseller as a “Preferred” or “Premier” ISV, as applicable, and the recommended Force.com application provider for the Target Market and (ii) promote the Reseller Application to its customers and potential customers in the Target Market in SFDC’s reasonable discretion. SFDC may accomplish the objectives of

7 subpart (ii) of the preceding sentence though presentations, analyst briefings, press releases or by other means in SFDC’s reasonable discretion. 3.2 Branding. During the Term, the Combined Solution and the Reseller Application, including Reseller-developed customizations to the OEM Services, may be co-branded by Reseller in a manner subject to SFDC’s reasonable prior written approval (e.g., “Local Government Manager powered by force.com”). Reseller may not alter any pre- existing SFDC branding within the SFDC Service. SFDC may not alter any pre-existing Reseller branding within the Reseller Application. 3.3 Press Release, etc. Within thirty (30) days of the Effective Date, the Parties will issue a mutually agreeable joint press release announcing a strategic alliance for the Target Market. Quotes will be included from senior executives of both companies. The press release will mention the long term nature of this Agreement using mutually agreeable language. In addition, the Parties may collaborate on such items as marketing collateral, public relations, newsflashes, webinars, events, and other promotional activities. 3.4 Marketing Statements. Neither Party will make any false, misleading or disparaging statements regarding the other Party or its Services or services, or their capabilities, features, functions or performance, including without limitation in or in the course of any sales, marketing, publicity, and other activities under this Agreement. 3.5 SFDC Marketing Collateral. Reseller may, at its own expense, copy and distribute SFDC’s standard product literature to prospective Customers. Any Reseller collateral that refers to the SFDC Service or contains SFDC’s Marks shall be submitted to SFDC for SFDC’s prior written approval (not to be unreasonably withheld). 4. Gross Competition. Neither SFDC nor its Affiliates shall position or promote any third-party Force.com application that would be competitive to the Reseller Application as provided in Section 3.1 or in a substantially similar manner; provided, however, the foregoing shall not prohibit third parties (excluding SFDC Affiliates) from creating and posting any content on SFDC’s AppExchange or on their marketing materials without SFDC’s consent. Neither SFDC nor its Affiliates will designate any other company with an ISV alliance status that is equal to or greater than “Preferred” or “Premiere” for the Target Market. With the exception of equity investments in [*] (provided that such exception shall not limit any of SFDC’s or its Affiliates’ obligations under the other sentences of this Section 4), SFDC will not make an equity investment in or buy another company for the purpose of developing or promoting a Force.com application offering that would be directly competitive to the Reseller Application in the Target Market. In addition, neither SFDC nor its Affiliates will develop or promote Target Market-specific software applications to compete with the Reseller Application in the Target Market; provided, however, the foregoing portion of this sentence shall not restrict an SFDC Customer’s ability (or SFDC’s or its Affiliates’ ability, if on behalf of a specific SFDC Customer) to customize or configure the SFDC Service in any way. Reseller’s sole and exclusive remedies for breach of this Section by SFDC are set forth in Section 5.1 and Section 10.2 below. 5. Release from Certain Commitments. 5.1 Release For Breach by SFDC of Gross Competition or for Convenience by SFDC. If (i) SFDC or its Affiliates materially fails to meet any of their respective gross competition obligations in the preceding Section 4, and the issue is not resolved following implementation of the Escalation Plan and, if necessary, dispute resolution proceedings involving a mutually agreeable neutral third-party, or (ii) SFDC elects in its sole discretion to be released from its gross competition obligations, after providing written notice to other Party of either of the foregoing, the consequences will be as follows: (a) Reseller’s Billing Commitment will be prorated based on (1) the period before the earliest date of such material failure by SFDC or its Affiliates, as applicable, in the case this provision is invoked pursuant to subpart (i) above, or the period before the date SFDC notifies Reseller of its, election to be released from its gross competition obligations in the case this provision is invoked pursuant to subpart (ii) above, and (2) Interim Billing Targets set forth in Section 1.5.2, (b) the Billing Commitment will otherwise be eliminated, and (c) Reseller will pay to SFDC within [*] the prorated portion of the Billing Commitment as set forth in subpart (a) above less all prior payments made from Reseller to SFDC during the Initial Term, and (d) SFDC and its Affiliates will be immediately released from their respective gross competition obligations in Section 4. Reseller shall provide written notice of a material breach by SFDC pursuant to subpart (i)

8 of this subsection within [*] of first learning of such material breach (the “Grace Period”); provided that if Reseller provides such notice after the Grace Period, the effective date for purposes of proration under subpart (a)(1) hereof shall be adjusted forward by the number of days beyond the Grace Period that such written notice is provided. 5.2 Release For Convenience by Reseller. If at any time, upon [*] written notice to SFDC, Reseller elects in its sole discretion to be relieved of its Billing Commitment on a prospective basis, the consequences will be as follows: (a) Reseller’s Billing Commitment will be prorated based on (1) the period before the date Reseller notifies SFDC of its election to be released, and (2) the Interim Billing Targets set forth in Section 1.5.2, (b) the Billing Commitment will otherwise be eliminated, (c) Reseller will pay to SFDC within [*] the prorated portion of the Billing Commitment as set forth in subpart (a) above less all prior payments made from Reseller to SFDC during the Initial Term, (d) Reseller’s price per User will change to [*] for Force.com Platform Unlimited Edition subscriptions and [*] for Force.com Platform Unlimited Edition – Emerging Markets subscriptions for all new orders after the effective date of such notice, and (e) SFDC and its Affiliates will be released from their respective gross competition obligations under section 4. 5.3 Release For Breach by Reseller of Rules of Engagement. If Reseller materially fails to abide by the rules of engagement as defined in Section 6 this Agreement, and the issue is not resolved following implementation of the Escalation Plan and, if necessary, dispute resolution proceedings involving a mutually agreeable neutral third-party, the consequences will be as follows: (i) Reseller’s Billing Commitment will be prorated based on (a) the period before the date Reseller is notified of such material failure, and (b) the Interim Billing Targets set forth in Section 1.5.2, and will otherwise be eliminated, (ii) Reseller will pay to SFDC within [*] the prorated portion of the Billing Commitment as set forth in subpart (i) above less all prior payments made from Reseller to SFDC during the Initial Term, and (iii) Reseller’s price [*] for Force.com Platform Unlimited Edition subscriptions and [*] for Force.com Platform Unlimited Edition – Emerging Markets subscriptions for all new orders after the effective date of such notice, and (iv) SFDC and its Affiliates will be released from their respective gross competition obligations under section 4. SFDC’s sole and exclusive remedies for breach of Section 6 by Reseller are set forth in this Section and in Section 10.2 below.

9 6. Rules of Sales Engagement. 6.1 Sales Engagement. SFDC will instruct its sales personnel generally to not compete with Reseller in the Target Market. Reseller will include SFDC on account planning and client interactions as appropriate, before, during, and after SFA sales cycles. 6.2 Sales Competition. 6.2.1 Competition for Specific Opportunities Within the Target Market. If SFDC intends to compete with Reseller (without violating Section 4) with respect to a specific opportunity in: (i) the Target Market in the United States, or (ii) the Target Market in a market where Reseller has adequate sales coverage and market acceptance as determined by SFDC in good faith at quarterly business reviews pursuant to Section 7.2 hereof, the SFDC sales personnel involved with such opportunity must document and submit for approval the proposal to compete with Reseller to [*] and shall obtain such approvals before initiating competition with Reseller with respect to such opportunity. SFDC’s Alliances team will communicate to Reseller SFDC’s intent to compete with respect to an opportunity prior to engaging in such competition. 6.2.2 Competition Outside the Target Market. If Reseller intends to compete with SFDC outside the Target Market using OEM Services, either in the United States or in another country, Reseller must obtain written approval from [*] prior to engaging in such competition. SFDC will accept or decline such request to compete within [*], excluding weekends. In addition, in all territories, including the United States, Reseller may only sell Force.com Platform Unlimited Edition OEM Services subscriptions as an embedded part of the Reseller Application and cannot compete with SFDC for standalone custom application development using OEM Services. 6.2.3 Other Competition. If Reseller is pursuing an opportunity in the Target Market in a geography [*] hereof, Reseller may, at its sole option, notify SFDC of such intent. Within [*] of receipt of such notice, SFDC will review and inform Reseller whether SFDC will compete with Reseller with respect to such opportunity in such geographic market. 7. Joint Planning. 7.1 Account Planning. Within sixty (60) days of the Effective Date, SFDC and Reseller agree to participate in joint account planning on the following global accounts: [*], and SFDC shall propose account plan documentation within such time period. 7.2 Business Planning. SFDC and Reseller agree to hold quarterly business reviews to monitor account plans, deals, engagement, processes, escalations, sales coverage, market acceptance and evaluation of mutually agreed success metrics. [*]

10 8. Trademarks. 8.1 Trademark Cross-License. 8.1.1 License. Each Party (the “Granting Party”) hereby grants to the other Party (the “Licensed Party”) a worldwide, nonexclusive, nontransferable, non-sublicenseable, royalty-free license during the Term to use the Granting Party’s trademarks, service marks and trade names (collectively, “Marks”) for the sole purpose of identifying and promoting the Granting Party’s business, products and services and the Combined Solution, and strictly in accordance with this Agreement. If the Granting Party is SFDC, its Marks are SALESFORCE.COM, SALESFORCE, FORCE.COM, APEX and APPEXCHANGE, and such marks identified publicly by SFDC as available for use by OEM Partners, and such associated designs and logos as specified or approved in writing by SFDC in its discretion from time to time. If the Granting Party is Reseller, its Marks are its name, the name of the Reseller Application and Combined Solution, and such associated designs and logos as specified or approved in writing by Reseller in its discretion from time to time. Each party represents and warrants that it owns or otherwise has sufficient rights to its Marks to grant the rights granted in this Agreement and its Marks do not infringe any intellectual property rights of any third party. 8.1.2 Usage Guidelines and Required Approvals. The Licensed Party’s use of the Granting Party’s Marks will strictly comply with the Granting Party’s reasonable written trademark usage policies communicated to the Licensed Party from time to time, including the use of proper notices and legends. The Licensed Party will obtain the Granting Party’s prior written approval of all uses of the Granting Party’s Marks, which approval may be granted or withheld in the Granting Party’s discretion, not to be unreasonably withheld. The Granting Party may withdraw any approval of any use of its Marks at any time in its reasonable discretion, although no such withdrawal will require the recall of any previously published or distributed written materials. 8.1.3 Standards. During the Term, the Licensed Party will reasonably cooperate with the Granting Party in facilitating the Granting Party’s monitoring and control of the nature and quality of the materials, products and services bearing the Granting Party’s Marks, and will supply the Granting Party with specimens of the Licensed Party’s use of the Granting Party’s Marks upon request. If the Granting Party notifies the Licensed Party that the Licensed Party’s use of the Granting Party’s Marks is not in compliance with the Granting Party’s trademark policies or is otherwise in breach of this Agreement, then the Licensed Party will promptly take such reasonable corrective action as directed by the Granting Party. The Licensed Party will not make any express or implied statement or suggestion, or use the Granting Party’s Marks in any manner, that dilutes, tarnishes, degrades, disparages or otherwise reflects adversely on the Granting Party or its business, products, services or Marks. 8.1.4 Ownership/Good Faith Covenants. The Licensed Party acknowledges and agrees that the Granting Party’s Marks are and will remain the sole and exclusive property of the Granting Party. The Licensed Party will not acquire any right, title, or interest in, to or associated with the Granting Party’s Marks other than the limited license to use those Marks pursuant to this Agreement. All of the benefit and goodwill associated with the Licensed Party’s use of the Granting Party’s Marks will inure entirely to the Granting Party. Both during and after the Term, the Licensed Party will not itself, and will not assist, permit, or encourage any other person to, do anything or omit to do anything that might prejudice, impair, jeopardize, violate, dilute, depreciate, or infringe the Granting Party’s Marks or its interest in its Marks, including without limitation: claiming, adopting, using or applying to register, any trademark, trade name, service mark, logo, design, sign, symbol, or internet domain name that is identical with or confusingly similar to the Granting Party’s Marks in respect of any wares or services whatsoever, or that incorporates or is derived from or based on the Granting Party’s Marks without the Granting Party’s express written approval. 9. Product Commitments. The Parties agree to have a joint product roadmap session at minimum every [*] during the Initial Term and any Renewal Terms unless less frequent joint roadmap meetings are mutually agreed to. Reseller will use commercially reasonable efforts to ensure that [*].

11 10. Term and Termination 10.1 Term. This Agreement is effective as of the Effective Date and will remain in effect for five (5) years thereafter (the “Initial Term”), unless terminated earlier by either Party pursuant to this Agreement. Thereafter, this Agreement may be renewed for additional five (5) year periods as agreed upon in writing by the Parties (each a “Renewal Term”). Each Party will use commercially reasonable efforts to give the other Party [*] prior written notice of its intent not to renew the Agreement on the same terms (excluding additional billing commitments). The Initial Term together with any and all Renewal Terms and the Wind-Down Period (if any, defined below) are collectively referred to as the “Term.” 10.2 Termination for Cause – Material Breach. Notwithstanding any other provision of this Agreement, either Party may terminate this Agreement for cause by delivering a written termination notice to the other Party if the other Party materially breaches this Agreement and has not remedied the breach [*] after receipt of a written notice (the “Default Notice”) from the non-breaching Party describing the breach and stating the non-breaching Party’s intention to terminate this Agreement. 10.3 Termination for Cause – Other. 10.3.1 Insolvency. Either Party may terminate this Agreement for cause (without opportunity for cure) by delivering a written termination notice to the other Party if the other party becomes the subject of a petition in bankruptcy or any other proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors which is not dismissed within one hundred twenty (120) days. 10.3.2 Acquisition by Competitor. In the event that a Party is subject to a Change in Control in favor of a Direct Competitor of the other Party, such other Party may terminate this Agreement on twelve (12) months prior written notice, provided that such termination notice is given within ninety (90) days of the public announcement of the Change of Control. “Direct Competitor” shall mean, with respect to a Party, those companies identified as direct competitors of such Party on Exhibit E to this Agreement, as such list may be updated by each Party no more than once every twelve (12) month and may include a maximum of ten (10) named competitors of each Party. In the event that a Party has not provided the other Party an updated list of Direct Competitors in the prior twelve (12) months, an updated list of Direct Competitors will be provided by such Party within thirty (30) days of a request made in writing by the other Party. In the event that a Party’s list of Direct Competitors has not been (i) updated by such Party during the prior twelve (12) months, or (ii) subject to a request for update by the other Party in accordance with the previous sentence, then such Party’s list of Direct Competitors shall be deemed to include all direct competitors of such Party (if a public company, then as set forth in such Party’s most recent 10-K filing) until the occurrence of the next list update with respect to such Party. 10.3.3 Intellectual Property Infringement. Either Party may terminate this Agreement for cause (without opportunity to cure) in the event that all of the following conditions are met: (i) an indemnifiable Claim (as set forth in Section 14) is brought against such Party by a third-party alleging intellectual property infringement by the other Party; (ii) such Party obtains, at its own expense, an opinion of mutually agreed counsel that the indemnifying Party actually infringes such third party’s intellectual property as set forth in the Claim; and (iii) the indemnifying Party fails to remedy such infringement as set forth in Section 14 within [*] following receipt of such opinion of counsel. 10.4 Effect of Termination. If a Party delivers a written termination notice pursuant to paragraphs 10.2, or 10.3, the consequences will be as follows: 10.4.1 No New Subscription Agreements for Net New Customers. Reseller will not enter into any Service Orders or Reseller Orders for new Customers or renew any Service Orders for existing Customers.

12 10.4.2 Continuing Customers. In the case of termination or expiration of this Agreement, the Parties will continue to perform their respective obligations, including payment obligations, under this Agreement so that all then-current Customers will continue to have full and complete access to the Combined Solution until the expiration or termination of their then-current Service Order, (the “Transition Period”); provided that if SFDC terminates the Agreement pursuant to (i) an uncured material breach under Section 10.2, (ii) Section 10.3.2, or (iii) Section 10.3.3, SFDC shall be under no obligation to continue providing the OEM Services to Reseller Customers, however the parties will meet to discuss in good faith whether and how to transition and/or accommodate existing Reseller Customers. In no case will any such termination give rise to any liability of SFDC to Reseller or to the Customer for a refund or damages. 10.5 Effect of Non-Renewal/Wind-Down Period. If the Parties do not renew this Agreement pursuant to Section 10.1 or if this Agreement is terminated by either Party (other than a termination by SFDC for an uncured material breach by Reseller pursuant to Section 10.2, or a termination pursuant to Sections 10.3.2 or 10.3.3) , except as set forth below in section 10.5.4 the Parties will continue to perform their respective obligations and enjoy their respective rights under this Agreement, including without limitation payment and customer support obligations, so that all then-current Customers will continue to have full and complete access to the Combined Solution until the date five (5) years following the effective date of expiration of the Initial Term or last Renewal Term, as applicable (the “Wind-Down Period”). During the Wind-Down Period, the following shall apply: 10.5.1 No New Subscription Agreements for Net New Customers. Reseller will not enter into any Service Orders or Reseller orders for new Customers. 10.5.2 Certain Existing Customer Subscriptions Agreement Permitted. With respect to Reseller Customers existing prior to the Wind-Down Period, Reseller may enter into new Service Orders, Reseller orders and renewals thereof, provided that: (i) such Service Orders, Reseller orders and renewals have a service end-date within the Wind-Down Period; and (ii) such Service Orders and Reseller orders may not bring the existing Customer’s User count beyond [*] of the User count for such Customer upon the commencement of the Wind-Down Period. Reseller may request exceptions to subpart (ii) of the preceding sentence for particular Customers; provided that acceptance of such exception requests shall be at SFDC’s sole discretion SFDC will respond to such requests within [*] (excluding weekends). 10.5.3 Termination for Cause During Wind-Down Period. Section 10.2 (Termination for Cause – Material Breach), Section 10.3 (Termination for Cause – Other) and Section 10.4 (Effect of Termination) shall apply to a termination for cause that takes place during the Wind-Down Period and shall supersede any conflicting provisions in this section in such event. 10.5.4 Certain Commitments relieved During Wind-Down Period. The commitments in Sections 1.5, 3.1, 4, 6, 7 8 (but excluding Section 8.1) and 9 will not apply during the Wind-Down Period. 10.5.5 Support During Wind-Down Period. For the avoidance of doubt, SFDC will continue to provide support to Reseller and Reseller Customers during the Wind-Down Period as set forth in Section 2.2 and in the same manner as during the Initial Term and any Renewal Terms. 10.6 Survival. Notwithstanding any other provision of this Agreement: (a) the termination or expiration of this Agreement will not relieve either Party of its outstanding payment obligations at the time of such termination or expiration (provided, however, that in the event of a termination by either Party for uncured material breach in accordance with Section 10.2, the Billing Commitment will be prorated and payable as set forth in Section 5.1, using the effective date of such termination as the effective date for purposes of such proration); and (b) the following provisions of this Agreement, and all other provisions necessary to their interpretation or enforcement, will survive indefinitely after the expiration or termination of this Agreement and will remain in full force and effect and be binding upon the Parties as applicable: Sections 2.3, 8.1.4, 11, 12, 13.3, 14, 15, 16.6 through 16.13, and 17.

13 11. Confidentiality and Personal Information Protection. 11.1 Definition. In this Agreement, “Confidential Information” means all non-public information of a Party (the “Disclosing Party”) (including, without limitation, information disclosed under the Prior Agreement), in any form and on any medium, disclosed to the other Party (the “Receiving Party”), regardless of the form of disclosure, that is designated as confidential or that reasonably should be understood to be confidential given the nature of the information and the circumstances of disclosure, including without limitation and without the need to designate as confidential: (a) the terms and conditions of this Agreement (which are the Confidential Information of both Parties); (b) the Force.com Platform, OEM Services and the SFDC Service, including their underlying technology and architecture (which are SFDC’s Confidential Information); (c) the Disclosing Party’s business and marketing plans, technologies and technical information, product designs, financial information, and business processes; (d) the Reseller Application (which is Reseller’s Confidential Information); and (e) Customer Data, (which is the Confidential Information of the applicable Reseller Customer or SFDC Customer). 11.2 Exceptions. Information will not be considered to be Confidential Information to the extent, but only to the extent, that such information is: (a) or becomes generally known to the public without breach of any obligation owed to or benefitting the Disclosing Party; (b) known to the Receiving Party free of any confidentiality or other restriction prior to its disclosure by the Disclosing Party without breach of any obligation owed to or benefitting the Disclosing Party; (c) independently developed by the Receiving Party without breach of any obligation owed to or benefitting the Disclosing Party and without reference to any Confidential Information; or (d) subsequently received by the Receiving Party from a third party free of any confidentiality or other restriction and without breach of any obligation owed to or benefitting the Disclosing Party. 11.3 Confidentiality Obligations. Subject to paragraphs 11.4 and 11.5, and unless the Disclosing Party expressly agrees in writing otherwise, the Receiving Party will: (a) use the Disclosing Party’s Confidential Information only during the Term and only as necessary to perform the Receiving Party’s obligations under this Agreement; (b) disclose the Disclosing Party’s Confidential Information only to the Receiving Party’s directors, officers, agents, employees and authorized subcontractors and their employees only to the extent that such disclosure is necessary to perform the Receiving Party’s obligations or exercise the Receiving Party’s rights under this Agreement; (c) both during and for two years (or, in the case of Customer Data, indefinitely) after the Term maintain the strict confidentiality of the Disclosing Party’s Confidential Information using the same degree of care as the Receiving Party affords to its own confidential information of a similar nature which it desires not to be published or disseminated, and in no event less than reasonable care, to prevent the unauthorized use or disclosure of the Disclosing Party’s Confidential Information; and (d) ensure that the persons to whom the Receiving Party discloses the Disclosing Party’s Confidential Information comply with the requirements and restrictions set forth in items (a), (b) and (c) above (subject to paragraphs 11.4 and 11.5) and are under confidentiality obligations at least as stringent as those included herein either as a condition of their employment or receiving the Confidential Information. 11.4 Compelled Disclosure. Notwithstanding the restrictions set forth in paragraph 11.3, the Receiving Party may disclose the Disclosing Party’s Confidential Information to the extent such disclosure is required by a valid order of a court or governmental body of competent jurisdiction and authority or by applicable law, provided that the Receiving Party will provide the Disclosing Party with reasonable prior notice of such disclosure (to the extent legally permitted) and upon request by the Disclosing Party will reasonably assist the Disclosing Party, at the Disclosing Party’s cost, to obtain an order or other relief preventing or limiting the potential disclosure or use of the Disclosing Party’s Confidential Information. 11.5 Permitted Disclosures. Notwithstanding the restrictions set forth in paragraph 11.3, the Receiving Party may disclose (a) the Disclosing Party’s Confidential Information to its legal, accounting and tax advisors to the extent that such disclosure is required for a bona fide legal, accounting or tax purpose, provided that the Receiving Party will ensure that such persons comply with the requirements and restrictions set forth in items (a), (b) and (c) of paragraph 11.3, and (b) the terms and conditions of this Agreement to potential investors on a confidential basis in connection with bona fide investment proposals or as required in connection with a securities offering. 11.6 Personal Information Protection. Each Party will comply, and will ensure that its personnel and subcontractors comply, with all applicable laws regarding the protection of personal information and privacy.

14 11.7 Remedies. Each Party acknowledges and agrees that, in the event of a breach or threatened breach by the Receiving Party of any of the provisions of this Section 11, damages will not be an adequate remedy for the Disclosing Party and, accordingly, the Disclosing Party may be entitled, in addition to any other remedies available to it, to seek injunctive relief against such breach or threatened breach. 11.8 Return of Confidential Information. Upon Disclosing Party’s written request upon expiration or termination of this Agreement (or at any earlier time upon written request by the Disclosing Party), the Receiving Party will: (a) promptly deliver to the Disclosing Party all originals and copies, in whatever form or medium, of all the Disclosing Party’s Confidential Information and all documents, records, data and materials, in whatever form or medium, containing such Confidential Information in the Receiving Party’s possession, power or control and the Receiving Party will delete all of the Disclosing Party’s Confidential Information from any and all of the Receiving Party’s computer systems, retrieval systems and databases; and (b) request that all persons to whom it has provided any of the Disclosing Party’s Confidential Information comply with this paragraph 11.8; and if requested by the Disclosing Party the Receiving Party will deliver to the Disclosing Party a declaration signed by the Disclosing Party certifying that the Disclosing Party and its personnel have complied with this paragraph 11.8. Notwithstanding the foregoing sentence, but without limiting any of SFDC’s other obligations hereunder, SFDC’s obligations regarding return and disposition of Customer Data after termination or expiration of any Customer Service Order shall be governed solely by the Section herein entitled “Retention of Customer Data”. 12. Ownership of Intellectual Property 12.1 SFDC Property. Reseller acknowledges that the Force.com Platform, the SFDC Service, the OEM Services and the AppExchange, and all intellectual property rights therein, are and will remain the sole property of SFDC, and no rights are granted to Reseller under this Agreement with respect to the Force.com Platform, the SFDC Service, the OEM Services, or the AppExchange, or the intellectual property rights therein, other than the limited licenses specified in this Agreement. Reseller will not use the Force.com Platform, SFDC Service, the OEM Services, or the AppExchange, or the intellectual property rights therein, except as expressly permitted by this Agreement. 12.2 Reseller Property. SFDC acknowledges that the Reseller Application and all intellectual property rights therein are and will remain the sole property of Reseller, and no rights are granted to SFDC under this Agreement with respect to the Reseller Application or the intellectual property rights therein, other than the limited licenses specified in this Agreement. SFDC will not use the Reseller Application or the intellectual property rights therein, except as permitted by this Agreement. 13. Representations and Warranties 13.1 SFDC. SFDC represents and warrants that: (a) the OEM Services will perform materially in accordance with the relevant portions of the User Guide, as amended from time to time by SFDC; (b) the functionality of the OEM Services will not materially decrease in the aggregate during the term of a Customer’s Service Order or the Term; (c) it has the legal power to enter into and perform its obligations under this Agreement and has obtained and will maintain any and all consents, approvals, licenses, or other authorizations necessary for the performance of its obligations under this Agreement; and (d) it will not make any representations or warranties on Reseller’s behalf without Reseller’s prior written consent. 13.2 Reseller. Reseller represents and warrants that: (a) it has the legal power to enter into and perform its obligations under this Agreement and has obtained and will maintain any and all consents, approvals, licenses, or other authorizations necessary for the performance of its obligations under this Agreement; and (b) it will not make any representations or warranties on SFDC’s behalf without SFDC’s prior written consent. 13.3 WARRANTY DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTIES DO NOT MAKE OR GIVE ANY OTHER REPRESENTATIONS, WARRANTIES, CONDITIONS OR GUARANTEES WHATSOEVER REGARDING THIS AGREEMENT, THE SUBJECT MATTER OF THIS

15 AGREEMENT OR ANY RELATED MATTER, AND EACH PARTY HEREBY DISCLAIMS ALL REPRESENTATIONS, WARRANTIES, CONDITIONS, AND GUARANTEES OF EVERY NATURE AND KIND WHATSOEVER, EXPRESS OR IMPLIED BY LAW, INCLUDING ANY STATUTE OR REGULATION, OR ARISING FROM CUSTOM OR TRADE USAGE OR BY ANY COURSE OF DEALING OR COURSE OF PERFORMANCE, INCLUDING WITHOUT LIMITATION ANY REPRESENTATIONS, WARRANTIES OR CONDITIONS OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR, PURPOSE. 14. Mutual Indemnification 14.1 Reseller Indemnification of SFDC. Subject to this Agreement, Reseller shall defend, indemnify and hold SFDC harmless against any loss, damage or costs (including reasonable attorneys’ fees) paid to third parties in connection with claims, demands, suits, or proceedings (“Claims”) made or brought against SFDC by a third party (i) alleging that the Reseller Application or the Reseller Marks infringe the intellectual property rights of a third party; or (ii) based upon an unauthorized representation made by Reseller to a Customer (in the case of a Claim by such Customer); or (iii) based upon a breach of Section 2.3.1 (Reseller Restrictions and Privacy Obligations) or Section 16.2 (Compliance with U.S. Foreign Corrupt Practices Act); provided, that SFDC (a) promptly gives written notice of the Claim to Reseller; (b) gives Reseller sole control of the defense and settlement of the Claim (provided that Reseller may not settle or defend any Claim unless it unconditionally releases SFDC of all liability); and (c) provides to Reseller, at Reseller’s cost, all reasonable assistance. In the event of a Claim brought against SFDC by a third party alleging that the use of the Reseller Application infringes the intellectual property rights of a third party, or if Reseller reasonably believes the Reseller Application may infringe or misappropriate, Reseller may in its discretion and at no cost to SFDC (i) modify the Reseller Application so that it no longer infringes or misappropriates, or (ii) obtain a license for Reseller Customer’s and SFDC’s continued use of the Reseller Application in accordance with this Agreement and such other agreements between Reseller and Reseller Customer, as applicable. Notwithstanding the foregoing Reseller will have no obligation to indemnify SFDC for any Claim of infringement of any third party’s intellectual property rights to the extent such Claim is based on the OEM Services. 14.2 SFDC Indemnification of Reseller. Subject to this Agreement, SFDC shall defend, indemnify and hold Reseller harmless against any loss, damage or costs (including reasonable attorneys’ fees) paid to third parties in connection with Claims made or brought against Reseller by a third party: (i) alleging that the OEM Services or the SFDC Marks infringe the intellectual property rights of a third party; or (ii) based upon a breach of Section 2.3.2 (SFDC Restrictions and Privacy Obligations) ; provided, that Reseller (a) promptly gives written notice of the Claim to SFDC; (b) gives SFDC sole control of the defense and settlement of the Claim (provided that SFDC may not settle or defend any Claim unless it unconditionally releases Reseller of all liability); and (c) provides to SFDC, at SFDC’s cost, all reasonable assistance. In the event of a Claim brought against Reseller by a third party alleging that the use of the OEM Services infringes the intellectual property rights of a third party, or if SFDC reasonably believes the OEM Services may infringe or misappropriate, SFDC may in its discretion and at no cost to Reseller (i) modify the OEM Services so that they no longer infringe or misappropriate, or (ii) obtain a license for Reseller Customers” continued use and Reseller’s continued resale of the OEM Services in accordance with this Agreement. Notwithstanding the foregoing, SFDC will have no obligation to indemnify Reseller for any Claim of infringement of any third party’s intellectual property rights to the extent such Claim is based on the Reseller Application. 15. Exclusions and Limitations of Liability. 15.1 LIMITATION OF LIABILITY. SUBJECT TO PARAGRAPH 15.3, IN NO EVENT WILL EITHER PARTY’S AGGREGATE LIABILITY TO THE OTHER PARTY ARISING OUT OF OR RELATED TO THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR UNDER ANY OTHER THEORY OF LIABILITY, EXCEED THE GREATER OF [*] OR THE AMOUNTS PAID OR PAYABLE TO SFDC UNDER THIS AGREEMENT. 15.2 EXCLUSION OF CONSEQUENTIAL AND RELATED DAMAGES. IN NO EVENT WILL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY FOR ANY LOST PROFITS OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND WHETHER IN CONTRACT, TORT OR UNDER ANY OTHER THEORY OF LIABILITY.

16 15.3 EXCEPTIONS: PARAGRAPHS 15.1 DO NOT APPLY TO: (i) THE OBLIGATIONS SET FORTH IN SECTION [*] OF THIS AGREEMENT; OR (ii) LIABILITY FOR BREACH OF ANY OF THE OBLIGATIONS SET FORTH IN SECTION [*] OF THIS AGREEMENT, BREACH BY RESELLER OF SECTION [*] OR BREACH BY SFDC OF SECTION [*]. 16. General 16.1 Compliance with Trade Law and Ethical Brand Representation Standards. Each party and its Affiliates will comply with all applicable laws and regulations relating to the performance of its obligations under this Agreement. Each party shall comply will all applicable laws and regulations in its marketing activities hereunder and shall not engage in any deceptive, misleading, illegal or unethical marketing activities, and shall perform its obligations hereunder in a manner that reflects well upon such other party and its brands. Each party and its Affiliates shall comply in all respects with all applicable laws in its activities under this Agreement, including without limitation all laws, governmental regulations, ordinances, and judicial administrative orders (collectively, “Laws”), including where applicable, the United States, including, but not limited to, the United States Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1, et seq. (the “FCPA”) and those Laws restricting or prohibiting trade with certain individuals and/or countries. Each party shall promptly inform the other party in writing upon becoming aware of any violations of the Laws in connection with this Agreement. 16.2 Compliance with U.S. Foreign Corrupt Practices Act. Without limiting the generality of Reseller’s obligations under this Agreement, each party hereby represents and warrants that, to the extent illegal: (i) No portion of any fees paid or payable by the other party to such party hereunder will be paid to, or accrued directly or indirectly for the benefit of, any person, firm, corporation or other entity, other than such party. (ii) Such party has not, and will not at any time, directly or indirectly, pay, offer, give or promise to pay or give, or authorize the payment of, any monies or any other thing of value to: (i) any officer or employee of any government, or any department, agency or instrumentality thereof; (ii) any other person acting in an official capacity for or on behalf of any government, or any department, agency or instrumentality thereof; (iii) any political party or any official or employee thereof; (iv) any candidate for political office; (v) any other person, firm, corporation or other entity at the suggestion, request or direction of, or for the benefit of, any government officer or employee, political party or official or employee thereof, or candidate for political office; or (vi) any other person, firm, corporation or other entity with knowledge that some or all of those monies or other thing of value will be paid over to any officer or employee of any government department, agency or instrumentality, political party or officer or employee thereof, or candidate for political office. 16.3 Each party hereby acknowledges and agrees that any material violation by such party or its Affiliates of the “Compliance with Trade Law and Ethical Brand Representation Standards” or “Compliance with U.S. Foreign Corrupt Practices Act” sections of this Agreement will constitute a material breach of this Agreement. In the event of such a material violation, the non-breaching party will have the right to terminate this Agreement on [*] written notice provided that such material violation is not cured within such [*], without any liability whatsoever to the other party, immediately upon providing written notice of termination to the breaching party. Termination of this Agreement by the non-breaching under this Paragraph shall be in addition to, and not in lieu of, the non-breaching party’s other legal rights and remedies. 16.4 Reseller Application Security Review. SFDC will conduct periodic security evaluations of the Reseller Application, which may include a qualitative assessment involving review of a completed questionnaire, an interview with appropriate Reseller personnel, and/or security testing. SFDC shall not provision additional OEM Services hereunder unless Reseller has successfully passed the Reseller Application security review; provided that (i) SFDC acknowledges that the Reseller Application has passed such security review as of the Effective Date; (ii) all future security reviews shall apply the same standards to the Reseller Application as are applied to SFDC’s Platform resellers generally; and (iii) all such standards shall be applied to the Reseller Application in the same manner as they are applied to SFDC’s Platform resellers generally. There may be fees associated with such review, which fees shall be standard for all partners of SFDC. If the Reseller Application, in whole or in part, runs outside SFDC’s Force.com Platform, security testing may include [*]. [*] SFDC will provide reasonable notice to Reseller

17 before starting such testing. SFDC will also cooperate reasonably with Reseller to minimize the effects of such testing on Reseller’s business and operations. Reseller agrees to cooperate reasonably with such testing. Any information to which SFDC obtains access in the course of such security testing will be considered Confidential Information of Reseller. 16.5 Relationship of the Parties. The Parties are non-exclusive, independent contractors, and nothing in this Agreement or done pursuant to this Agreement will create or be construed to create a partnership, franchise, joint venture, agency, fiduciary or employment relationship between the Parties. The Parties acknowledge and agree that: (a) subject to SFDC’s obligations hereunder (including, without limitation, Section 4) and Reseller’s intellectual property rights, SFDC may make available applications that are similar to the Reseller Application; and (b) the Reseller may itself and through other distributors market, sell, and distribute versions of the Reseller Application that operate independently of the OEM Services. 16.6 Inurement / No Third Party Beneficiaries. This Agreement will inure to the benefit of and will be binding upon the Parties and their respective successors and permitted assigns. There are no third party beneficiaries to this Agreement. 16.7 Notices. Except for the email or electronic delivery of operational communications regarding Service Orders and trial subscriptions in accordance with procedures established by the Parties, all notices under this Agreement will be in writing and will be delivered by personal delivery, express courier, facsimile, or facsimile transmission or email. Notice will be delivered upon receipt. Notices to SFDC will be addressed to its [*]. Notices to Reseller will be addressed to [*], with a copy to [*]. 16.8 No Waiver / Cumulative Remedies. No consent or waiver by a Party to or of any breach or default by the other Party in its performance of its obligations under this Agreement will be: (a) effective unless in writing and signed by both Parties; or (b) deemed or construed to be a consent to or waiver of a continuing breach or default or any other breach or default of those or any other obligations of that other Party. The Parties’ respective rights and remedies under this Agreement are cumulative and not exclusive of any other rights or remedies to which the Parties may be lawfully entitled under this Agreement or at law or equity, and the Parties will be entitled to pursue any and all of their respective rights and remedies concurrently, consecutively and alternatively. 16.9 Severability. Although the parties understand and believe that the limitations as to time, geographical area and scope of activity contained herein are reasonable and do not impose a greater restraint than necessary to protect the goodwill or other business interests of the parties, if any restriction set forth in this Agreement is held to be unreasonable or unenforceable in any jurisdiction, then parties agree that (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, and (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of (i) such provision or part thereof under any other circumstances or in any other jurisdiction or (ii) the remainder of such provision or the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable or invalid for any reason, then that provision will be deemed to be severed from this Agreement and the remaining provisions will continue in full force and effect without being impaired or invalidated in any way, unless as a result of any such severance this Agreement would fail in its essential purpose. 16.10 Assignment. Neither Party may assign any of its rights or obligations under this Agreement, whether by operation of law or otherwise, without the prior written consent of the other Party (not to be unreasonably withheld). Notwithstanding the foregoing, either Party may assign this Agreement together with all rights and obligations under this Agreement, without consent of the other Party, in connection with a merger, acquisition, corporate reorganization, or sale of all or substantially all of its assets. Any attempt by a Party to assign its rights or obligations under this Agreement in breach of this paragraph 16.10 will be void and of no effect. 16.11 Governing Law; Venue. This Agreement will be governed exclusively by, and construed exclusively in accordance with, the laws of the United States and the State of California, without regard to its conflicts of laws

18 provisions. The state and federal courts located in San Francisco County, California will have exclusive jurisdiction to adjudicate any dispute relating to this Agreement. Each Party hereby consents to the exclusive jurisdiction of such courts. 16.12 Entire Agreement. This Agreement, including all attachments and exhibits hereto and all Service Orders under this Agreement, constitutes the entire agreement between the Parties as to its subject matter and supersedes all previous and contemporaneous agreements, proposals, or representations, written or oral, concerning its subject matter, including without limitation the Prior Agreement. No modification, amendment, or waiver of any provision of this Agreement will be effective unless in writing signed by both Parties. Except as otherwise expressly stated, the pricing terms of any Service Order under this Agreement will prevail in the event of any inconsistency with the terms in the body of this Agreement or any attachment or exhibit hereto. Notwithstanding any language to the contrary therein, no terms or conditions stated in any other documentation provided by either Party, will be incorporated into or form any part of this Agreement, and all such terms or conditions will be null and void. 16.13 Counterparts and Delivery by Fax. This Agreement may be executed and delivered in one or more counterparts, which may be executed and delivered by facsimile transmission, and each counterpart when so executed and delivered will be deemed an original, and all such counterparts will together constitute one and the same document. 17. Certain Definitions. In this Agreement, the following terms have the following meanings, and all other capitalized terms have the meaning ascribed elsewhere in this Agreement (including the Exhibits). 17.1 “Affiliate” means any entity which directly or indirectly controls, is controlled by, or is under common control with the subject entity. “Control,” for purposes of this definition, means direct or indirect ownership or control of more than 50% of the voting interests of the subject entity. 17.2 “Admin User” means a subscription that may be used by the applicable Customer or Reseller only to configure and administer the OEM Service in support of such Customer’s use of the Combined Solution. An Admin User may not be used to access, distribute, or use any CRM functionality. CRM functionality is defined as access to CRM standard objects through standard tabs, related lists in custom tabs, through the Salesforce web services API or through reports and dashboards. CRM standard objects include campaigns, leads, opportunities, cases, solutions, Services and forecasts. 17.3 “Change in Control” means a merger, acquisition or other corporate transaction in which the owners of all of the subject entity’s voting interests immediately prior to the transaction own less than 50% of the voting interests of the successor entity resulting from the transaction. 17.4 “Customers” means Reseller Customers and SFDC Customers. 17.5 “Customer Data” means all electronic data or information submitted by a Customer to SFDC’s systems which is accessible to the Customer through the Combined Solution while resident on SFDC’s systems. 17.6 “Direct Competitor” has the meaning in Section 10.3.2. 17.7 “Drugs” means small molecule (e.g., pills) and large molecule (e.g., proteins, injectables and infusions) drugs and biologics to the extent used as medications, both branded and generic. 17.8 “OEM Services” means the SFDC online services provided by SFDC for incorporation into the Combined Solution by Reseller as outlined on the relevant Service Order. OEM Services shall not be materially decreased below the level of services set forth on Exhibit B. 17.9 “Organization or Org” means a separate set of Customer Data and SFDC product customizations held by SFDC in a logically separated database (i.e., a database segregated through password-controlled access).

19 17.10 “Interim Revenue Target” has the meaning in Section 1.5. 17.11 “ISV” means independent software vendor. 17.12 “Pharma/Biotech Segment” means the pharmaceutical and biotech segment and includes manufacturers and marketers of Drugs. The Pharma/Biotech Segment does not include companies or divisions of companies which are not producers or marketers of Drugs. For clarity, the following are examples of companies or divisions of companies that are not in the Pharma/Biotech Segment: (i) Medical device or diagnostics companies (e.g.: [*]), except to the extent they manufacture or market Drugs; (ii) Health services companies (e.g.: [*]); (iii) Non-Drug medical products companies and non-Drug medical products departments or divisions within Pharma/Biotech Segment companies (e.g.: [*]); (iv) Hospitals and health plans (e.g.: [*]); (v) Unrelated non-Drug departments or divisions within Pharma/Biotech Segment companies (e.g.: The IT department of [*], the purchasing department of [*], the research department of [*]); and (vi) Non-Drug consumer health product companies or non-Drug departments of consumer health product departments or divisions within Pharma/Biotech Segment companies (e.g: over-the-counter, non-regulated, non-pharma, non-biotech divisions inside a large biopharma (Contact lenses for [*] or [*]). 17.13 “Platform” means SFDC’s web-based on-demand platform for developing and operating on-demand applications. 17.14 “Reseller Customer” means a customer of Reseller that is purchasing access to the Combined Solution from Reseller. 17.15 “Billing Commitment” has the meaning in Section 1.5. 17.16 “Sales Automation” means, solely with respect to the Pharma/Biotech Segment, a system for sales representatives, key account managers, and medical scientific liaisons and other similar roles to manage relationships and interactions with their customers. “Customers” includes, without limitation, both healthcare professionals (i.e., physicians, nurses, hospital administrators) and healthcare accounts (i.e., group practices, clinics, hospitals, pharmacies, and payers). “Interactions” include, without limitation, the following activities: office visits, medical events and order taking. 17.17 “SFDC Service” means the online, web-based customer relationship management and platform service, including associated offline components and the AppExchange, provided by SFDC via http://www.salesforce.com and/or other designated websites, but excluding third party applications and services, including but not limited to applications made available on the AppExchange and the Reseller Application. For purposes of this Agreement, SFDC Service excludes the OEM Services. 17.18 “SFDC Customer” means a customer of SFDC that is a subscriber to the SFDC Service. 17.19 “Shared Org” has the meaning in Section 1.7. 17.20 “Target Market” means Sales Automation for the Pharma/Biotech Segment. 17.21 “Term” has the meaning specified in paragraph 10.1. 17.22 “Trial Account” means a 30-day free trial account of the appropriate OEM Service for use as part of the Combined Solution.

20 17.23 “User” means a Customer employee, consultant, contractor, partner, representative, agent or other individual (including an authorized Reseller employee or agent) for whom a subscription has been properly purchased and who has been supplied a user identification and password for the purpose of accessing the Combined Solution. 17.24 “User Guide” means the online user guide for the SFDC Service and OEM Services, accessible via http://www.salesforce.com, as updated from time to time.

21 IN WITNESS WHEREOF, the Parties, by their respective authorized signatories, have duly executed this Agreement as of the Effective Date: SALESFORCE.COM, INC. VEEVA, INC. By: /s/ David Schellhase By: /s/ Peter Gassner Name: David Schellhase Name: Peter Gassner Title: EVP Legal Title: C.E.O. Date: September 2, 2010 Date: September 2, 2010 Attachments Exhibit A: Forms of Service Order Exhibit B: Products, Subscription fees, Payment, and Provisioning Exhibit C: Minimum Subscription Terms Exhibit D: Customer and Reseller Support Exhibit E: Named Direct Competitors

EXHIBIT A: Forms of Service Order

23 EXHIBIT B – Products and Subscription fees, Payments, Provisioning and Scope of OEM Service Subscription Products and Subscription fees (a) Except as set forth in Section 5 (Release from Certain Commitments), the following OEM Services products and subscription fees shall apply: (i) Force.com Platform Unlimited Edition. The OEM Services edition Reseller will utilize in combination with the Reseller Application is SFDC’s Force.com Unlimited Edition (UE). This enables Reseller’s Customers to customize and extend the Reseller Application and build custom applications which can be used by Reseller Customers’ internal Users in connection with the Reseller Application. For each new Service Order for a Force.com Unlimited Edition (UE) User subscription resold by Reseller hereunder [*], Reseller shall pay to SFDC [*]. [*] (ii) Force.com Platform Light User. Reseller may also resell Platform Light Users, subject to the following: 1. The quantity of Force.com Platform Light User subscriptions shall not exceed [*] of the aggregate full-use Platform Unlimited Edition and Platform Light User subscriptions in the Reseller Customer Org without prior approval. 2. A Platform Light User subscription entitles each individual User to log in to the Platform up to [*], which shall be aggregated across all of Customer’s active Platform Light User subscriptions in the same SFDC Org. The [*] fee to Reseller for each Platform Light User is [*]. 3. Reseller acknowledges that the log in limitations for Platform Light User subscriptions are contractual in nature (i.e., the functionality itself has not been disabled as a technical matter in the Platform). Should any audit reveal any unauthorized use of Platform Light User subscriptions, SFDC will notify Reseller and Reseller agrees to pay the difference between the contract price for Platform Light User subscriptions and the contract price for standard Platform subscriptions, for all of the Platform Light User subscriptions showing unauthorized use (taken as a group), beginning with the date of the first violation through the end of the subscription term in effect at the time of such audit. Upon such payment, such subscriptions will be converted to standard Platform subscriptions for the remainder of the then current subscription term. (iii) Force.com Unlimited Edition – Emerging Markets. Reseller may also resell Force.com Unlimited Edition (UE) User subscription for use by Reseller Customer in [*] if identified in an amendment to this Agreement, and shall pay SFDC a fee of [*] in connection therewith. All Users of such subscriptions must be primarily located (other than when traveling) inside [*] (the “Discount Territory”). If a review of Customer’s accounts by SFDC reveals that any such Users are primarily located (other than when traveling) outside the Discount Territory, SFDC shall promptly notify Reseller in writing and include on its next Account Statement (as defined below) to Reseller an amount equal to [*]. After such payment, the applicable Users may be located anywhere in the world, notwithstanding anything to the contrary in this paragraph and SFDC shall invoice Reseller with respect to such Users using its [*]. For Force.com Unlimited Edition – Emerging Markets subscriptions, Reseller shall notify the Customer of the geographic limitation of the subscription license. (iv) Sandbox: Reseller Customers that require an additional full Sandbox will be able to acquire such capacity through Reseller. For each additional full Sandbox license sold by Reseller hereunder, Reseller shall pay to SFDC [*] of the aggregate subscription fees which would otherwise be due for the Reseller Customer Org being duplicated for such full Sandbox. Reseller represents that it will clearly notify Customer in writing that its purchase of Sandbox subscriptions is conditioned on the following: “Sandbox subscriptions are for testing and development use only, and not for production use.”

24 (b) Reseller Customers The pricing for each subscription to an OEM Service shall be as set forth in the applicable Service Order as accepted by SFDC in accordance with Section 1.3.2 of the Agreement. (c) SFDC Customers Reseller will not pay any Subscription fees to SFDC in respect of subscriptions by SFDC Customers for the SFDC Service. Reseller may not use Admin Subscriptions for any such SFDC Customers. (d) Reseller Admin Users SFDC will provision [*] to Reseller per Customer Org for Reseller to administer and support the Customer. SFDC will provision additional Admin Users to Reseller for a Customer Org to administer and support the Customer [*]. (e) Customer Admin User SFDC will provision [*] per Customer Org to Reseller’s Customers to configure and administer the Customer Org. SFDC will provision additional Admin Users to Customer [*]. (f) Other [*] Taxes Unless otherwise stated, SFDC’s fees do not include any direct or indirect local, state, federal or foreign taxes, levies, duties or similar governmental assessments of any nature, including value-added, use or withholding taxes (collectively, “Taxes”). Reseller is responsible for paying all Taxes associated with its purchases of OEM Services, excluding taxes based on SFDC’s net income or property. If SFDC has the legal obligation to pay or collect Taxes for which Reseller is responsible under this section, the appropriate amount shall be invoiced to and paid by Reseller, unless Reseller provides SFDC with a valid tax exemption certificate authorized by the appropriate taxing authority. Invoicing and Payment (a) SFDC will invoice Reseller on a [*] basis for the [*] fees set forth in the Service Orders for each individual Customer account. [*], SFDC will provide Reseller with an account statement (“Account Statement”) specifying the aggregate amounts due SFDC across all Reseller Customer Accounts. Undisputed amounts invoiced in an Account Statement shall be due [*] ([*] sent if sent via email), and paid by wire transfer once each [*]. For clarity, (i) Reseller’s payment obligations shall only apply with respect to amounts identified in Account Statements, and (ii) an invoice need not be paid during the [*] in which it is received by Reseller if the due date falls in another [*]. (b) Overdue payments which are undisputed will accrue interest at SFDC’s discretion at [*]. SFDC reserves the right to suspend service entirely should Reseller be more than [*] past due on any undisputed payment.

25 (c) SFDC will have the right to have a third party who is (i) reasonably acceptable to Reseller, and (ii) subject to written confidentiality obligations at least as protective of Reseller’s Confidential Information as those obligations hereunder, audit Reseller’s records relating to subscription payments under this Agreement upon reasonable notice (not less than [*]) and under reasonable time, place and manner conditions. If such audit shows underpayment by Reseller of [*] or more (“Irregularity”), Reseller shall be responsible for the full cost of the audit. If no such Irregularity is discovered, then SFDC shall bear the cost of the audit. SFDC may not conduct such an audit more often than once a year. Provisioning The Parties will mutually agree on billing and provisioning processes, including file formats for data exchange, as appropriate. SFDC will provision all Service Orders received by [*]. SFDC will assist Reseller to facilitate the provisioning of OEM Services to or for Reseller Customers. Trial Accounts Reseller may provide Trial Accounts to prospective Reseller Customers [*]. [*] The Parties will work together to determine the details of an appropriate provisioning process for Trial Accounts. Reseller will prominently inform all prospective Reseller Customers signing up for a Trial Account that their registration information will be disclosed to SFDC and will be used by SFDC pursuant to its privacy policy available at http://www.salesforce.com. Trial Accounts may be converted into regular paying accounts following the Service Order process set forth in the Agreement (e.g. Reseller submission of the Reseller Customer’s Service Order to SFDC). All data provided by a prospective Reseller Customer through a Trial Account will be treated by the Parties as Customer Data belonging to that prospective Reseller Customer, and the Parties will provide the Customer with the ability to access and download all of its Customer Data throughout the term of the Trial Account.

26 EXHIBIT C – Minimum Subscription Terms “AppExchange” means the online directory of on-demand applications that work with the Service, located at http://www.appexchange.com or at any successor websites. “Reseller” means ________________. “Reseller Application” means ________________. “Platform” means the online, Web-based platform service, and additional related functionality, provided by SFDC to Reseller in connection with Reseller’s provision of the Reseller Application to You. “SFDC Service” means the online, Web-based application and platform service generally made available to the public via http://www.salesforce.com and/or other designated websites, including associated offline components but excluding AppExchange applications. “SFDC” means salesforce.com. “Users” means Your employees, representatives, consultants, contractors or agents who are authorized to use the Platform subject to the terms of this Minimum Subscription Terms as a result of a subscription to the Reseller Application having been purchased for such User, and have been supplied user identifications and passwords by You (or by Salesforce.com or Reseller at Your request). “You” and “Your” means the customer entity which has contracted to purchase subscriptions to use the Reseller Application subject to the conditions of this Minimum Subscription Terms, together with any other terms required by Reseller, and may include, if agreed with Reseller, affiliates of such entity. “Your Data” means all electronic data or information submitted by You as and to the extent it resides in the Service. 1. Use of Service. (a) Each User subscription to the Reseller Application shall entitle one User to use the Platform via the Reseller Application, subject to the terms of this Minimum Subscription Terms, together with any other terms required by Reseller. User subscriptions cannot be shared or used by more than one User (but may be reassigned from time to time to new Users who are replacing former Users who have terminated employment with You or otherwise changed job status or function and no longer require use of the Platform). You understand and acknowledge that Reseller is the sole provider to You of the Reseller Application and the Platform and You are entering into a contractual relationship solely with Reseller. (b) You (i) are responsible for all activities occurring under Your User accounts; (ii) are responsible for the content of all Your Data; (iii) shall use commercially reasonable efforts to prevent unauthorized access to, or use of, the Platform, and shall notify Reseller of any such unauthorized use You become aware of; and (iv) shall comply with all applicable local, state, federal and foreign laws and regulations in using the Platform and the SFDC Service. (c) You shall use the Platform solely for Your internal business purposes and shall not: (i) license, sublicense, sell, resell, rent, lease, transfer, assign, distribute, time share or otherwise commercially exploit or make the Platform available to any third party, other than to Users or as otherwise contemplated by this Minimum Subscription Terms; (ii) send spam or otherwise duplicative or unsolicited messages in violation of applicable laws; (iii) send or store infringing, obscene, threatening, libelous, or otherwise unlawful or tortious material, including material that is harmful to children or violates third party privacy rights; (iv) knowingly send or store viruses, worms, time bombs, Trojan horses and other harmful or malicious code, files, scripts, agents or programs; (v) interfere with or disrupt the integrity or performance of the Platform or the data contained therein; or (vi) attempt to gain unauthorized access to the Platform or its related systems or networks.

27 (d) You shall not (i) modify, copy or create derivative works based on the Platform; (ii) frame or mirror any content forming part of the Platform, other than on Your own intranets or otherwise for Your own internal business purposes; (iii) reverse engineer the Platform; or (iv) access the Platform in order to (A) build a competitive product or service, or (B) copy any ideas, features, functions or graphics of the Platform. 2. Third-Party Providers. Reseller and other third-party providers, some of which may be listed on pages within SFDC’s website and including providers of AppExchange applications, offer products and services related to the Platform, the SFDC Service, and/or the Reseller Application, including implementation, customization and other consulting services, and applications (both offline and online) that interoperate with the Platform, SFDC Service, and/or the Reseller Application, such as by exchanging data with the Platform, the SFDC Service, and/or the Reseller Application, or by offering additional functionality within the user interface of the Platform, the SFDC Service, and/or the Reseller Application through use of the Platform and/or SFDC Service’s application programming interface. SFDC does not warrant any such third-party providers or any of their products or services, including but not limited to the Reseller Application or any other product or service of Reseller, whether or not such products or services are designated by SFDC as “certified,” “validated” or otherwise. Any exchange of data or other interaction between You and a third-party provider, including but not limited to Reseller and the Reseller Application, and any purchase by You of any product or service offered by such third-party provider, including but not limited to the Reseller Application, is solely between You and such third-party provider. You acknowledge that if Reseller serves as Your system administrator, Reseller may monitor your use of the Reseller Application through the Platform and may access Your Data submitted to the Platform or Reseller Application. By agreeing to these Minimum Subscription Terms, you are consenting to such monitoring and access by Reseller. 3. Proprietary Rights. Subject to the limited rights expressly granted hereunder, SFDC reserves all rights, title and interest in and to the Platform, including all related intellectual property rights. No rights are granted to You hereunder other than as expressly set forth in this Minimum Subscription Terms. The Platform is deemed SFDC confidential information, and You will not use it or disclose it to any third party except as permitted in this Minimum Subscription Terms. 4. Suggestions. You agree that SFDC shall have a royalty-free, worldwide, transferable, sublicenseable, irrevocable, perpetual license to use or incorporate into the Platform or the SFDC Service any suggestions, enhancement requests, recommendations or other feedback provided by You or Your Users relating to the enhancement of the Platform and/or the SFDC Service (collectively “Feedback”). Notwithstanding the foregoing, “Feedback” shall not include Your Data or any information identified by You as confidential at the time of disclosure. 5. Termination. Your use of the Platform may be immediately terminated and/or suspended upon notice due to a breach of the terms of this Minimum Subscription Terms by You or any User. 6. No Warranty. SALESFORCE.COM MAKES NO WARRANTIES OF ANY KIND, INCLUDING BUT NOT LIMITED TO WITH RESPECT TO THE PLATFORM, THE SFDC SERVICE, AND/OR THE RESELLER APPLICATION, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, SALESFORCE.COM DISCLAIMS ALL CONDITIONS, REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO RESELLER APPLICATION AND THE SERVICE, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS. 7. No Liability. IN NO EVENT SHALL SFDC HAVE ANY LIABILITY TO YOU OR ANY USER FOR ANY DAMAGES WHATSOVER, INCLUDING BUT NOT LIMITED TO DIRECT, INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, OR DAMAGES BASED ON LOST PROFITS, HOWEVER CAUSED AND, WHETHER IN CONTRACT, TORT OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER OR NOT YOU HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

28 8. Third Party Beneficiary. SFDC shall be a third party beneficiary to the agreement between You and Reseller solely with respect to Sections 1 (“Use of Service”), 6 (“No Warranty”) and 7 (“No Liability”) of these Minimum Subscription Terms. 9. Further Contact. SFDC may contact You regarding new SFDC service features and offerings. 10. Special Terms. (a) [To the extent applicable, Reseller will clearly notify Customer in writing (in the order form or Minimum Subscription Terms) that its purchase of the OEM Services listed below subscriptions are conditioned on the following terms:] i. “Sandbox Subscriptions. Sandbox subscriptions are for testing and development use only, and not for production use.” ii. “Platform Light User Subscriptions. Subject to the terms of this SFDC Service Terms of Use, each Platform Light User subscription entitles [*]. You agree that its failure to abide by any of the foregoing terms would be a material breach of the SFDC Service Terms of Use, whether or not You are technically prevented from logging in to the Reseller Application after the foregoing limit is reached. You agree that SFDC may remotely audit the use of Platform Light User subscriptions to verify compliance with the foregoing restrictions.” (b) [If Reseller provisions the Reseller Application to a Shared Org, it will include the following terms in the Minimum Subscription Terms:] i. “If You use the Reseller Application in combination with a SFDC Service Org other than the Org provisioned solely for use with the Reseller Application (a “Shared org”), Reseller shall be solely responsible for provisioning the Reseller Application to You. With respect to any Shared org, You acknowledge and understand that (i) access to such Org, including the Reseller Application used in connection with such Org, may be suspended due to Your non-payment to SFDC or other breach of Your Agreement with SFDC, and (ii) in the event Your relationship with SFDC is terminated as a result of non-payment or other material breach of Your agreement with SFDC, Your Platform subscriptions would also be terminated. In no case will any such termination or suspension give rise to any liability of SFDC to You for a refund or other compensation.”

29 EXHIBIT D – Customer and Reseller Support Reseller’s Support Responsibilities Reseller will provide technical support to Reseller Customers and their Users for the Combined Solution (including first-line support for the OEM Services, but not for any SFDC Service issue), including the following: • responding promptly ([*]) to all telephone, website and email inquiries from Users regarding use of the Combined Solution (including the OEM Services); • providing technical assistance to Reseller Customers with: • creation and maintenance of User accounts, security administration, etc.; • troubleshooting setup, configuration, reports, dashboards, error messages, etc.; and • use of standard application functionality; and • using commercially reasonable efforts to resolve all inquiries and perform all support activities in a prompt and professional manner. If Reseller cannot promptly and adequately resolve a technical support issue for a Reseller Customer relating to the OEM Services, Reseller may escalate the case to SFDC or may seek assistance from SFDC’s support organization. In the event SFDC develops a standard AppExchange OEM reseller support program for similarly-situated resellers of combined solutions, the Parties will discuss in good faith whether Reseller should participate in such program on a going forward basis. Reseller’s Support Resources Reseller will maintain on staff the following minimum number of designated support representatives (“DSRs”), who may be members of Reseller’s technical organization but who will in any event be suitably trained and reasonably capable of addressing inquiries from Users of Reseller Customers relating to the SFDC Service and OEM Service component of the Combined Solution and who will serve as the primary points of contact for such inquiries: # of Users # of DSRs [*] [*] [*] [*]

30 EXHIBIT E Named Direct Competitors As of the Effective Date, the following are the Parties’ respective Direct Competitors: A. Direct Competitors of SFDC: [*] [*] [*] [*] [*] [*] B. Direct Competitors of Reseller: [*] [*]

Confidential FIRST AMENDMENT TO AMENDED AND RESTATED VALUE-ADDED RESELLER AGREEMENT This First Amendment (this “First Amendment”) is made and entered into as of the 3rd day of December, 2010 (the “First Amendment Effective Date”) by and between salesforce.com, inc., a Delaware corporation having its principal place of business at The Landmark @ One Market, Suite 300, San Francisco, California 94105( “SFDC”) and Veeva Systems, Inc., a Delaware corporation having its principal place of business at 4637 Chabot Drive, Pleasanton, California 94588 (“Reseller”), and amends that certain Amended and Restated Value-Added Reseller Agreement dated as of September 2, 2010 (the “Agreement”). Each capitalized term used and not defined in this First Amendment shall have the meaning set forth in the Agreement. RECITALS WHEREAS, SFDC and Reseller desire to amend the Agreement as set forth in this First Amendment. WHEREAS, other than as expressly modified in this First Amendment, the Parties desire for the terms of the Agreement to remain unchanged and continue in full force and effect. NOW, THEREFORE, in consideration of the mutual promises set forth herein and in the Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows: TERMS 1. Certain Definitions. For the purposes of the this First Amendment, the following definitions apply: a. [*] b. “Tier One Countries” means [*]. c. “Tier Two Countries” means [*]. 2. [*] [*] 3. [*] a. [*] i. [*] ii. [*] iii. [*] b. [*] c. [*] 4. Term Confidential. Reseller agrees that all of the terms and conditions of this First Amendment are Confidential Information between Reseller and SFDC, and may not be disclosed by Reseller to any third party, [*]. 5. No Other Modifications. Except as provided in this First Amendment, the Agreement shall remain unchanged and in full force and effect. 6. Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the parties with respect to the subject matter of this First Amendment and supersede any previous and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof

Confidential 2 7. Counterparts. This First Amendment may be executed in one or more counterparts, including facsimiles, each of which will be deemed to be a duplicate original, but all of which, taken together, will be deemed to constitute a single instrument. (Signature page follows)

Confidential IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective duly authorized representatives as of the First Amendment Effective Date. SALESFORCE.COM, INC VEEVA SYSTEMS, INC. By: /s/ Chris Harris By: /s/ Tim Cabral Name: Chris Harris Name: Tim Cabral Title: Senior Manager, Sales Operations Title: CFO Date: 12/3/2010 Date: 12/3/2010

Confidential SECOND AMENDMENT TO AMENDED AND RESTATED VALUE-ADDED RESELLER AGREEMENT This Second Amendment (this “Second Amendment”) is made and entered into as of the 30th day of November, 2010 (the “Second Amendment Effective Date”) by and between salesforce.com, inc., a Delaware corporation having its principal place of business at The Landmark @ One Market, Suite 300, San Francisco, California 94105( “SFDC”) and Veeva Systems, Inc., a Delaware corporation having its principal place of business at 4637 Chabot Drive, Pleasanton, California 94588 (“Reseller”), and amends that certain Amended and Restated Value-Added Reseller Agreement dated as of September 2, 2010, as previously amended (the “Agreement”). Each capitalized term used and not defined in this Second Amendment shall have the meaning set forth in the Agreement. RECITALS WHEREAS, SFDC and Reseller desire to amend the Agreement as set forth in this Second Amendment. WHEREAS, other than as expressly modified in this Second Amendment, the Parties desire for the terms of the Agreement to remain unchanged and continue in full force and effect, NOW, THEREFORE, in consideration of the mutual promises set forth herein and in the Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows: TERMS 1. Certain Definitions. For the purposes of the this Second Amendment, the following definitions apply: a. [*] b. “Tier One Countries” means [*]. c. “Tier Two Countries” means [*]. 2. [*] [*] 3. Term Confidential. Reseller agrees that all of the terms and conditions of this Second Amendment are Confidential Information between Reseller and SFDC, and may not be disclosed by Reseller to any third party, [*]. 4. No Other Modifications. Except as provided in this Second Amendment, the Agreement shall remain unchanged and in full force and effect. 5. Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the parties with respect to the subject matter of this Second Amendment and supersede any previous and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. 6. Counterparts. This Second Amendment may be executed in one or more counterparts, including facsimiles, each of which will be deemed to be a duplicate original, but all of which, taken together, will be deemed to constitute a single instrument.

Confidential IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective duly authorized representatives as of the Second Amendment Effective Date. SALESFORCE.COM, INC. VEEVA SYSTEMS, INC. By: /s/ Chris Harris By: /s/ Tim Cabral Name: Chris Harris Name: Tim Cabral Title: Senior Manager, Sales Operations Title: CFO Date: 12/13/2010 Date: 11/30/2010

Confidential THIRD AMENDMENT TO AMENDED AND RESTATED VALUE-ADDED RESELLER AGREEMENT This Third Amendment (this “Third Amendment”) is made and entered into as of the 13th day of April, 2011 (the “Third Amendment Effective Date”) by and between salesforce.com, inc., a Delaware corporation having its principal place of business at The Landmark @ One Market, Suite 300, San Francisco, California 94105 (“SFDC”) and Veeva Systems, Inc., a Delaware corporation having its principal place of business at 4637 Chabot Drive, Suite 210, Pleasanton, California 94588 (“Reseller”), and amends that certain Amended and Restated Value-Added Reseller Agreement dated as of September 2, 2010, as previously amended (the “Agreement”). Each capitalized term used and not defined in this Third Amendment shall have the meaning set forth in the Agreement. RECITALS WHEREAS, SFDC and Reseller desire to amend the Agreement as set forth in this Third Amendment. WHEREAS, other than as expressly modified in this Third Amendment, the Parties desire for the terms of the Agreement to remain unchanged and continue in full force and effect. NOW, THEREFORE, in consideration of the mutual promises set forth herein and in the Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows: TERMS 1. Section 17. The following is added as an additional definition to Section 17 of the Agreement: 17.25 “Tier Two Countries” means the following countries: [*]. 2. Exhibit B. Subpart (a)(iii) of the section to Exhibit B titled “Products and Subscription Fees” is replaced in its entirety by the following: “Force.com Unlimited Edition – Emerging Markets. Reseller may also resell Force.com Unlimited Edition (UE) User subscriptions for use by Reseller Customers in [*], and shall pay SFDC a fee of [*] in connection therewith. All Users of such subscriptions must be primarily located (other than when traveling) inside [*]. If a review of Customer’s accounts by SFDC reveals that any such Users are primarily located (other than when traveling) outside [*], SFDC shall promptly notify Reseller in writing and include on its next Account Statement (as defined below) to Reseller an amount equal to [*]. After such payment, the applicable Users may be located anywhere in the world, notwithstanding anything to the contrary in this paragraph and SFDC shall invoice Reseller with respect to such Users using its [*]. For Force.com Unlimited Edition – Emerging Markets subscriptions, Reseller shall notify the Customer of the geographic limitation of the subscription license.” 3. Terms Confidential. Reseller agrees that all of the terms and conditions of this Third Amendment are Confidential Information between Reseller and SFDC, and may not be disclosed by Reseller or SFDC to any third party. 4. No Other Modifications. Except as provided in this Third Amendment, the Agreement shall remain unchanged and in full force and effect. 5. Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the parties with respect to the subject matter of this Third Amendment and supersede any previous and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

Confidential 2 6. Counterparts. This Third Amendment may be executed in one or more counterparts, including facsimiles, each of which will be deemed to be a duplicate original, but all of which, taken together, will be deemed to constitute a single instrument.

Confidential 3 IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective duly authorized representatives as of the Third Amendment Effective Date. SALESFORCE.COM, INC. VEEVA SYSTEMS, INC. By: /s/ Jenna Hillard By: /s/ Tim Cabral Name: Jenna Hillard Name: Tim Cabral Title: Manager, Order Management Title: CFO Date: 04/15/2011 Date: 04/15/2011

Confidential FOURTH AMENDMENT TO AMENDED AND RESTATED VALUE-ADDED RESELLER AGREEMENT This Fourth Amendment (this “Fourth Amendment”) is made and entered into as of the 22nd day of August, 2011 (the “Fourth Amendment Effective Date”) by and between salesforce.com, inc., a Delaware corporation having its principal place of business at The Landmark @ One Market, Suite 300, San Francisco, California 94105 (“SFDC”) and Veeva Systems, Inc., a Delaware corporation having its principal place of business at 4637 Chabot Drive, Suite 210, Pleasanton, California 94588 (“Reseller”), and amends that certain Amended and Restated Value-Added Reseller Agreement dated as of September 2, 2010, as previously amended (the “Agreement”). Each capitalized term used and not defined in this Fourth Amendment shall have the meaning set forth in the Agreement. RECITALS WHEREAS, SFDC and Reseller desire to amend the Agreement as set forth in this Fourth Amendment. WHEREAS, other than as expressly modified in this Fourth Amendment, the Parties desire for the terms of the Agreement to remain unchanged and continue in full force and effect. NOW, THEREFORE, in consideration of the mutual promises set forth herein and in the Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows: TERMS 1. Additional Reseller Application. a. Reseller’s Veeva CLM application as described in Attachment A hereto (the “Veeva CLM Application”), is added as an additional Reseller Application under the Agreement. Notwithstanding the foregoing, the Veeva CLM Application shall not be considered a Reseller Application for the purposes of the following sections of the Agreement: Sections 3.1 (SFDC Marketing and Promotion Obligations), 4 (Gross Competition), 5 (Release from Certain Commitments) and 9 (Product Commitments). Without limiting the foregoing, the parties hereby acknowledge and agree that for the purposes of this Agreement, (i) the Veeva CLM Application is not Sales Automation, and (ii) sales of the Veeva CLM Application do not constitute activities within the Target Market. For the avoidance of doubt, Reseller’s sale of the Veeva CLM Application does not constitute an activity within the Target Market that restricts SFDC’s or its sales personnel’s ability to compete with Reseller, including, without limitation, pursuant to Section 6. b. Notwithstanding anything to the contrary in the Agreement, Reseller may resell only Platform Embedded Edition OEM Services subscriptions in connection with the Veeva CLM Application. For the avoidance of doubt, Reseller Customers who have purchased the VBioPharma Application as part of a Combined Solution with the Veeva CLM Application may utilize the Platform Unlimited Edition OEM Services subscriptions, and will not have to subscribe to the Platform Embedded Edition. 2. New Section 2.1.4. The following is added as a new Section 2.1.4: “2.1.4. Restrictions on Reseller Customers. With respect to Platform Embedded Edition OEM Services subscriptions, Reseller Customers shall not develop applications for internal use with the OEM Services purchased from Reseller. Reseller Customers may develop applications for internal use only with OEM Services purchased directly from SFDC or Platform Enterprise Edition or Unlimited Edition OEM Services subscriptions purchased from Reseller. With respect to Platform Embedded Edition OEM Services subscriptions, Customers cannot extend the OEM Services using additional custom objects, and their use of the OEM Services in connection with Combined Solution is limited to the objects and functionalities included in the Combined Solution, and those functionalities of

Confidential 2 the Platform strictly necessary for the operation of the Combined Solution. The foregoing restrictions shall be outlined in Reseller’s agreement with Reseller Customer.” 3. Section 16.4 (Reseller Application Security Review). The second sentence of Section 16.4 is replaced in its entirety by the following: “SFDC shall not provision additional OEM Services hereunder unless Reseller has successfully passed the Reseller Application security review; provided that (i) SFDC acknowledges that the VBioPharma Application has passed such security review as of the Effective Date; (ii) all future security reviews shall apply the same standards to the Reseller Application as are applied to SFDC’s Platform resellers generally; and (iii) all such standards shall be applied to the Reseller Application in the same manner as they are applied to SFDC’s Platform resellers generally.” 4. Section 16.5 (Relationship of the Parties). The second sentence of Section 16.5 is replaced in its entirety by the following: “The Parties acknowledge and agree that: (a) subject to SFDC’s obligations hereunder (including, with respect to the VBioPharma Application, Section 4) and Reseller’s intellectual property rights, SFDC may make available applications that are similar to the Reseller Application; and (b) the Reseller may itself and through other distributors market, sell, and distribute versions of the Reseller Application that operate independently of the OEM Services.” 5. Section 17 (Definitions). The following definition is added as a new Section 17.25: “17.25 “VBioPharma Application” means Reseller’s software application currently known as VBioPharma which addresses the Target Market and is designed to be used in combination with one or more OEM Services.” 6. Additional Service Order. The Service Order attached as Attachment B hereto is added to the Agreement as a new Service Order and is attached to the Agreement as a new Exhibit A-1. 7. Exhibit B. The section of Exhibit B titled “Products and Subscription fees” is amended as follows: a. Section (a)(i) of the section of Exhibit B titled “Products and Subscription fees” is replaced with the following: “(i) Force.com Platform Unlimited Edition. The OEM Services edition Reseller will utilize in combination with the VBioPharma Application is SFDC’s Force.com Unlimited Edition (UE). This enables Reseller’s Customers to customize and extend the VBioPharma Application and build custom applications which can be used by Reseller Customers’ internal Users in connection with the VBioPharma Application. For each new Service Order for a Force.com Unlimited Edition (UE) User subscription resold by Reseller hereunder (other than resales pursuant to (a)(iii), below), Reseller shall pay to SFDC [*]. Existing subscriptions as of the Effective Date and renewals thereof are not subject to the foregoing pricing.” b. The first sentence of Section (a)(ii) of the section of Exhibit B titled “Products and Subscription fees” is replaced with the following: “Force.com Platform Light User. Reseller may also resell Platform Light Users solely in connection with the VBioPharma Application, subject to the following:” c. The following is added to the section of Exhibit B titled “Products and Subscription fees” as a new Section (a)(v):

Confidential 3 “(v) Force.com Embedded Edition. The OEM Services edition Reseller will utilize in combination with the Veeva CLM Application is SFDC’s Force.com Embedded Edition; provided, however, that Reseller Customers who have purchased the VBioPharma Application as part of a Combined Solution with the Veeva CLM Application may utilize the Platform Unlimited Edition OEM Services subscriptions, and will not have to subscribe to the Platform Embedded Edition. The pricing for each subscription to Force.com Embedded Edition shall be [*]. [*] [*] [*] [*] [*] 8. [*] [*] [*] 9. No Other Modifications. Except as provided in this Fourth Amendment, the Agreement shall remain unchanged and in full force and effect. 10. Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the parties with respect to the subject matter of this Fourth Amendment and supersede any previous and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. 11. Counterparts. This Fourth Amendment may be executed in one or more counterparts, including facsimiles, each of which will be deemed to be a duplicate original, but all of which, taken together, will be deemed to constitute a single instrument.

Confidential 4 IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective duly authorized representatives as of the Fourth Amendment Effective Date. SALESFORCE.COM, INC. VEEVA SYSTEMS, INC. By: /s/ Joslyn Lacy By: /s/ Tim Cabral Name: Joslyn Lacy Name: Tim Cabral Title: Supv. Americas Sales Operations Title: CFO Date: August 23, 2011 Date: 08/22/2011

Confidential 5 Attachment A Product Description: Veeva CLM Description: The Veeva CLM Application is an application targeted for use by employees of pharmaceutical and biotechnology companies in the primary sales, specialty sales, managed care sales, and medical and scientific liaison roles. The Veeva CLM application includes the following functionality: Media Player The Media Player provides the ability to select and display various media types within the application. Media Storage and Loading Customers are able to load media assets into the Veeva CLM application. The media assets are then able to be stored and categorized for alignment to users of the Veeva CLM application. Media Alignment Media assets can be aligned to users of the Veeva CLM application, providing a mechanism to distribute specific content to targeted customers. The Veeva CLM application is supported on various platforms including but not limited to the Apple iPad platform.

Confidential 6 Attachment B

Confidential EXHIBIT A: Form of Service Order (Custom PNR) – Veeva CLM – iRep Partner Name Contact Partner Contact Phone Email Customer Company Name Address Customer City State Zip Code SFDC ORG ID Please Check:  New Customer  Existing Customer  Existing Customer – Upgrade  Cancellation  Reduction [*] Please Select Products(s) and Indicate the Number of Subscriptions Ordered: LICENSES  Force.com Embedded Edition Bundle Qty. Includes 1 Mobile Feature  Additional Admin (Customer) Qty. [*]  Additional Admin (Partner) Qty. [*] Total Number of Subscriptions Ordered Footnote: [*] If more than (1) Admin is required, additional admin are available. Partner Admin are restricted and many not be assigned to a customer. Pricing for the following Add-On Services follow the below standard Per User/Per Month pricing, without regard for your sales price of the Combined Solution to your Customer. ADD-ON  ISV Portal Qty. [*]  ISV Portal w/ Sharing Qty. [*]  File Storage – 1GB Qty. [*]  File Storage – 10GB Qty. [*]

☐	Data Storage – 500MB	Qty.	[*]
☐	Additional API Calls – 10K	Qty.	[*]
☐	Sandbox, Full-Copy	Qty.	[*]
☐	Sandbox, Configuration	Qty.	[*]
☐	Sites Pageviews	Qty.	[*]

Footnote: [*]
Sandbox per user/per month price is calculated as a percentage of the license cost based on the total number of users across the Org.

The following indicates that there has been an upgrade related to an existing customer. [*]
Please Indicate the Number of Users That Have Been Upgraded
☐ COMBINED SOLUTION UPGRADE Qty.

Subscription Start Effective Date Day Month Year

This Service Order is executed pursuant to the Value-Added Reseller Agreement between salesforce.com, inc. and Reseller. Simultaneously with submission of this Service Order, Reseller must provide the following:

(a) A copy of the Reseller Customer's order for the Combined Solution; and
(b) Documentation evidencing the Reseller Customer's acceptance of the SFDC Service Agreement.

Executed By Reseller

Authorized Signature

Name

Title

Date Day Month Year

Email

FOOTNOTES
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Confidential FIFTH AMENDMENT TO AMENDED AND RESTATED VALUE-ADDED RESELLER AGREEMENT This Fifth Amendment (this “Fifth Amendment”) is made and entered into as of the 29th day of September, 2011 (the “Fifth Amendment Effective Date”) by and between salesforce.com, inc., a Delaware corporation having its principal place of business at The Landmark @ One Market, Suite 300, San Francisco, California 94105 (“SFDC”) and Veeva Systems, Inc., a Delaware corporation having its principal place of business at 4637 Chabot Drive, Suite 210, Pleasanton, California 94588 (“Reseller”), and amends that certain Amended and Restated Value-Added Reseller Agreement dated as of September 2, 2010, as previously amended (the “Agreement”). Each capitalized term used and not defined in this Fifth Amendment shall have the meaning set forth in the Agreement. RECITALS WHEREAS, SFDC and Reseller desire to amend the Agreement as set forth in this Fifth Amendment. WHEREAS, other than as expressly modified in this Fifth Amendment, the Parties desire for the terms of the Agreement to remain unchanged and continue in full force and effect. NOW, THEREFORE, in consideration of the mutual promises set forth herein and in the Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows: TERMS 1. Section 1.3.1 (Delivery of Initial Service Orders). Section 1.3.1 is replaced in its entirety by the following: “Delivery of Initial Service Orders. Subject to Section 1.3.6, for each Reseller Customer that orders the Combined Solution from Reseller, Reseller will deliver to SFDC an order (each a “Service Order”) in the form set forth in Exhibit A or in an online form provided by SFDC reflecting the Reseller’s order for the OEM Services from SFDC associated with the Combined Solution. Each Service Order will be accompanied by the information set forth in the section of Exhibit B titled Provisioning Information (the “Provisioning Information”) either as part of an online Service Order or in another format agreed by the Parties if online Service Orders are not utilized. Reseller represents and warrants that all such Provisioning Information submitted to SFDC will be true and correct and agrees to certify the same in writing and to provide to SFDC copies of the documentation underlying the Provisioning Information (provided that Reseller may redact information from Reseller Customer orders, including the identity of the applicable Customer), periodically upon written request by SFDC. Reseller shall ensure each Customer’s acceptance of the Minimum Subscription Terms.” 2. Section 2.1.3 (OEM Services for Reseller Customers). The last sentence of Section 2.1.3 is replaced in its entirety by the following: “Except for reasonable review by SFDC of those terms in Reseller Customer agreements as necessary to verify compliance with the Minimum Subscription Terms, or as set forth in Exhibit B hereto, pricing and all other terms and conditions relating to Reseller Customer’s use of the OEM Services will be solely between Reseller Customers and Reseller.” 3. Section 17 (Definitions). The following definition is added as a new Sections 17.11A: “17.11A “Minimum Subscription Terms” means subscription terms substantially similar in substance to, and not materially less protective of SFDC than, the terms outlined in Exhibit C.”

Confidential 2 4. Exhibit B (Subscription Fees, Payments, Provisioning and Scope of OEM Service Subscription). Exhibit B is amended as follows: A. Invoicing and Payment. The first sentence of Subpart (c) of the section of Exhibit B entitled ‘Invoicing and Payment’ is amended to include the clause “and the documentation underlying the Provisioning Information provided to SFDC,” such that the entire sentence states: “SFDC will have the right to have a third party who is (i) reasonably acceptable to Reseller, and (ii) subject to written confidentiality obligations at least as protective of Reseller’s Confidential Information as those obligations hereunder, audit Reseller’s records relating to subscription payments under this Agreement, and the documentation underlying the Provisioning Information provided to SFDC, upon reasonable notice and under reasonable time, place and manner conditions.” B. [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] 5. No Other Modifications. Except as provided in this Fifth Amendment, the Agreement shall remain unchanged and in full force and effect. 6. Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the parties with respect to the subject matter of this Fifth Amendment and supersede any previous and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. 7. Counterparts. This Fifth Amendment may be executed in one or more counterparts, including facsimiles, each of which will be deemed to be a duplicate original, but all of which, taken together, will be deemed to constitute a single instrument. (signature page follows)

Confidential 3 IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective duly authorized representatives as of the Fifth Amendment Effective Date. SALESFORCE.COM, INC VEEVA SYSTEMS, INC. By: /s/ Jenna Hillard By: /s/ Tim Cabral Name: Jenna Hillard Name: Tim Cabral Title: Manager, Order Management Title: CFO Date: 09/29/2011 Date: September 28, 2011

Confidential SIXTH AMENDMENT TO AMENDED AND RESTATED VALUE-ADDED RESELLER AGREEMENT This Sixth Amendment (this “Sixth Amendment”) is made and entered into as of the 30th day of March, 2012 (the “Sixth Amendment Effective Date”) by and between salesforce.com, inc., a Delaware corporation having its principal place of business at The Landmark @ One Market, Suite 300, San Francisco, California 94105 (“SFDC”) and Veeva Systems, Inc., a Delaware corporation having its principal place of business at 4637 Chabot Drive, Pleasanton, California 94588 (“Reseller”), and amends that certain Amended and Restated Value-Added Reseller Agreement dated as of September 2, 2010, as previously amended (the “Agreement”). Each capitalized term used and not defined in this First Amendment shall have the meaning set forth in the Agreement. RECITALS [*] WHEREAS, other than as expressly modified in this Sixth Amendment, the Parties desire for the terms of the Agreement to remain unchanged and continue in full force and effect. NOW, THEREFORE, in consideration of the mutual promises set forth herein and in the Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows: TERMS a. [*] i. [*] ii. [*] iii. [*] b. [*] c. [*] d. [*] e. [*] 2. Term Confidential. Reseller agrees that all of the terms and conditions of this Sixth Amendment are Confidential Information between Reseller and SFDC, and may not be disclosed by Reseller to any third party, [*]. 3. No Other Modifications. Except as provided in this Sixth Amendment, the Agreement shall remain unchanged and in full force and effect. 4. Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the parties with respect to the subject matter of this Sixth Amendment and supersede any previous and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. 5. Counterparts. This Sixth Amendment may be executed in one or more counterparts, including facsimiles, each of which will be deemed to be a duplicate original, but all of which, taken together, will be deemed to constitute a single instrument.

Confidential 2 IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective duly authorized representatives as of the First Amendment Effective Date. SALESFORCE.COM, INC VEEVA SYSTEMS, INC. By: /s/ Jenna Hillard By: /s/ Tim Cabral Name: Jenna Hillard Name: Tim Cabral Title: Manager, Order Management Title: CFO Date: 4/3/2012 Date: 4/3/2012

Confidential SEVENTH AMENDMENT TO AMENDED AND RESTATED VALUE-ADDED RESELLER AGREEMENT This Seventh Amendment (this “Seventh Amendment”) is made and entered into as of the 18th day of May, 2012 (the “Seventh Amendment Effective Date”) by and between salesforce.com, inc., a Delaware corporation having its principal place of business at The Landmark @ One Market, Suite 300, San Francisco, California 94105 (“SFDC”) and Veeva Systems, Inc., a Delaware corporation having its principal place of business at 4637 Chabot Drive, Pleasanton, California 94588 (“Reseller”), and amends that certain Amended and Restated Value-Added Reseller Agreement dated as of September 2, 2010, as previously amended (the “Agreement”). Each capitalized term used and not defined in this Seventh Amendment shall have the meaning set forth in the Agreement. RECITALS WHEREAS, SFDC and Reseller desire to amend the Agreement to prescribe certain rules of sales engagement for the European Economic Area and Switzerland and to establish a Joint Solution Group, as set forth in this Seventh Amendment. WHEREAS, other than as expressly modified in this Seventh Amendment, the Parties desire for the terms of the Agreement to remain unchanged and continue in full force and effect. NOW, THEREFORE, in consideration of the mutual promises set forth herein and in the Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows: TERMS 1. Section 1.1.1. Section 1.1.1 of the Agreement is replaced in its entirety by the following: “1.1.1 Reseller may resell only OEM Services and only as part of the Combined Solution. Reseller may not resell the SFDC Service and may not resell any OEM Service(s) independent of the Combined Solution or outside of the Value Added Field. Reseller shall not provide any Customer with a product quotation in a manner inconsistent with the Value Added Field by means of listing any SFDC service or product as a line item separate from the Combined Solution.” 2. Section 1.3.2 (SFDC Acceptance of Initial Service Orders). The words “or otherwise as permitted by Section 6” are added to the first sentence of Section 1.3.2 after the words “Target Market.” 3. Section 6 (Rules of Sales Engagement). Section 6 of the Agreement is replaced in its entirety by the following: “6. Rules of Sales Engagement.

Confidential 2 6.1 Sales Engagement. SFDC will instruct its sales personnel generally not to sell to the Target Market. Reseller will include SFDC on account planning and client interactions as appropriate, before, during, and after SFA sales cycles. 6.2 Sales Competition. 6.2.1 Competition for Specific Opportunities Within the Target Market. If SFDC intends to compete with Reseller (without violating Section 4) with respect to a specific opportunity in: (i) the Target Market [*], or (ii) the Target Market in a market where Reseller has adequate sales coverage and market acceptance as determined by SFDC in good faith at quarterly business reviews pursuant to Section 7.2 hereof, the SFDC sales personnel involved with such opportunity must document and submit for approval the proposal to compete with Reseller to SFDC EVP Alliances and SFDC EVP Sales and shall obtain such approvals before initiating competition with Reseller with respect to such opportunity. SFDC’s Alliances team will communicate to Reseller SFDC’s intent to compete with respect to an opportunity prior to engaging in such competition. 6.2.2 Competition Outside the Target Market. A. If Reseller intends to compete with SFDC outside the Target Market using OEM Services, [*], Reseller must obtain written approval from SFDC’s EVP Alliances/President or designees prior to engaging in such competition. SFDC will accept or decline such request to compete within seventy- two (72) hours, excluding weekends. In addition, Reseller may only sell Force.com Platform Unlimited Edition OEM Services subscriptions consistent with the Value Added Field and [*], cannot compete with SFDC for standalone custom application development using OEM Services. B. Reseller may not make Active Sales of the Combined Solution to customers outside the Target Market based in [*]. These customers are exclusively reserved to SFDC. Reseller may not make Active Sales of standalone custom application development using OEM Services subscriptions to any customer in [*]. The sale of OEM Services in connection with standalone custom application development to any such customer is exclusively reserved to SFDC. 6.2.3 Other Competition. If Reseller is pursuing an opportunity in the Target Market in a geography [*] hereof, Reseller may, at its sole option, notify SFDC of such intent. Within [*] of receipt of such notice, SFDC will review and inform Reseller whether SFDC will compete with Reseller with respect to such opportunity in such geographic market. 6.3 Joint Solutions Group. The Parties shall appoint a joint solutions group comprised of [*] (the “JSG”), to discuss borderline cases and resolve disputes under Section 6.2. 6.3.1 Initiation of JSG Review. If it is unclear, or would reasonably be considered unclear, whether a particular opportunity falls within the Target Market [*], the Party pursuing that opportunity shall request a review by the JSG and will submit the Joint Solution Review Request attached as Attachment 1 hereto to the other party. In addition, either Party may request review by the JSG by submitting the Joint Solution Review Request if it is unclear, or would reasonably be considered unclear, whether a particular opportunity pursued by the other Party falls within the Target Market [*]. The JSG may also discuss borderline cases and review disputes arising in regions other than [*], in its discretion.

Confidential 3 6.3.2 Scope of JSG Review. With respect to each opportunity submitted to the JSG, the JSG will meet within [*] of such submission to determine: [*] whether the Party not pursuing the opportunity will make an exception to Section 6.2 and agree in writing to permit the Party pursuing the opportunity to continue such pursuit. 6.3.3 Penalties. If the JSG finds that subparts (i) and (ii) of Section 6.3.2 above have been met with respect to an opportunity, the JSG may levy penalties for such opportunity as follows: A. [*] B. [*] C. [*] D. [*] In addition, the following shall be deemed violations of Section 6.2, which shall trigger the foregoing penalties: [*]. If the JSG cannot agree on the imposition of the foregoing penalties, the dispute will be escalated in accordance with Section 1.9 of this Agreement. 6.3.4 Non-exclusive Remedy. The commencement of the JSG process and any penalties levied pursuant thereto are in addition to and not in lieu of any either rights or remedies of the parties at law or under this Agreement. 6.3.4 [*] 4. Section 17 (Certain Definitions). The following is added as an additional defined term under Section 17: “Active Sales” means actively approaching or soliciting customers, including, but not limited to, the following actions: (a) visits; (b) direct mail, including the sending of unsolicited emails; (c) advertising in media or other promotions, where such advertising or promotion is specifically targeted at reserved customers; (d) online advertisements addressed to reserved customers and other efforts to be found specifically by reserved customers, including paying a search engine or online advertisement provider to have advertisements or higher search rankings displayed specifically to such reserved customers.” “Value Added Field” means the sale of OEM Services by Reseller in conjunction with the Reseller Application as part of the Combined Solution, which the Parties acknowledge adds substantial functionality and value over the uncustomized OEM Services. 5. Terms Confidential. Reseller agrees that all of the terms and conditions of this Seventh Amendment are Confidential Information between Reseller and SFDC, and may not be disclosed to any third party. 6. No Other Modifications. Except as provided in this Seventh Amendment, the Agreement shall remain unchanged and in full force and effect. 7. Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the parties with respect to the subject matter of this Seventh Amendment and supersede any previous and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. 8. Counterparts. This Seventh Amendment may be executed in one or more counterparts, including facsimiles, each of which will be deemed to be a duplicate original, but all of which, taken together, will be deemed to constitute a single instrument.

Confidential 4 IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed by their respective duly authorized representatives as of the Seventh Amendment Effective Date. SALESFORCE.COM, INC VEEVA SYSTEMS, INC. By: /s/ Jenna Hillard By: /s/ Tim Cabral Name: Jenna Hillard Name: Tim Cabral Title: Manager, Order Management Title: CFO Date: 05/24/2012 Date: 05/18/2012 Attachment 1 — Joint Solution Group Review Request Form

Confidential 5 Attachment 1 Joint Solution Group Review Request Form JSG Review Request Form [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*]